   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 30, 1999


                                                 SECURITIES ACT FILE NO. 2-97095
                                        INVESTMENT COMPANY ACT FILE NO. 811-4282
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                   FORM N-1A

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]
                PRE-EFFECTIVE AMENDMENT NO.                    [ ]
              POST-EFFECTIVE AMENDMENT NO. 16                  [X]
                           AND/OR

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
                            1940                               [X]
                      AMENDMENT NO. 18                         [X]
              (CHECK APPROPRIATE BOX OR BOXES)


                            ------------------------

                      MERRILL LYNCH GLOBAL RESOURCES TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

              800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (609) 282-2800

                                 TERRY K. GLENN
                      MERRILL LYNCH GLOBAL RESOURCES TRUST
                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

            COUNSEL FOR THE TRUST                      MICHAEL J. HENNEWINKEL, ESQ.
              BROWN & WOOD LLP                                 MERRILL LYNCH
           ONE WORLD TRADE CENTER                            ASSET MANAGEMENT
        NEW YORK, NEW YORK 10048-0557                          P.O. BOX 9011
    ATTENTION: THOMAS R. SMITH, JR., ESQ.            PRINCETON, NEW JERSEY 08543-9011
            FRANK P. BRUNO, ESQ.

                            ------------------------


     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK
                                                APPROPRIATE BOX):

[X]  immediately upon filing pursuant to paragraph (b)
[ ]  on (date) pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                            ------------------------

 TITLE OF SECURITIES BEING REGISTERED: Shares of Beneficial Interest, par value
                                $.10 per share.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Prospectus


                                                            [MERRILL LYNCH LOGO]

                              Merrill Lynch Global Resources Trust

                                                               November 30, 1999


                    THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE INVESTING, INCLUDING INFORMATION ABOUT RISKS. PLEASE READ IT BEFORE YOU INVEST AND KEEP IT FOR FUTURE REFERENCE.

                    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table  of  Contents





                                                             PAGE
[KEY FACTS ICON]
KEY FACTS
-----------------------------------------------------------------
Merrill Lynch Global Resources Trust at a Glance............    3
Risk/Return Bar Chart.......................................    5
Fees and Expenses...........................................    7

[DETAILS ABOUT THE TRUST ICON]
DETAILS ABOUT THE TRUST
-----------------------------------------------------------------
How the Trust Invests.......................................    9
Investment Risks............................................   11

[YOUR ACCOUNT ICON]
YOUR ACCOUNT
-----------------------------------------------------------------
Merrill Lynch Select Pricing(SM) System.....................   20
How to Buy, Sell, Transfer and Exchange Shares..............   25
Participation in Merrill Lynch Fee-Based Programs...........   29

[MANAGEMENT OF THE TRUST ICON]
MANAGEMENT OF THE TRUST
-----------------------------------------------------------------
Merrill Lynch Asset Management..............................   32
Financial Highlights........................................   33

[FOR MORE INFORMATION ICON]
FOR MORE INFORMATION
-----------------------------------------------------------------
Shareholder Reports....................................Back Cover
Statement of Additional Information....................Back Cover



                     MERRILL LYNCH GLOBAL RESOURCES TRUST

Key Facts [KEY FACTS ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined highlighted terms in this prospectus in the sidebar.

EQUITY SECURITIES -- securities, like common stock and securities convertible into common stock, representing ownership of a company or securities whose price is linked to the value of securities that represent company ownership.

NATURAL RESOURCE ASSETS -- materials with economic value that are derived from natural sources either directly or indirectly, such as metals, fuels, timber, undeveloped land and agricultural products.

MERRILL LYNCH GLOBAL RESOURCES TRUST AT A GLANCE
--------------------------------------------------------------------------------

WHAT IS THE TRUST'S INVESTMENT OBJECTIVE?

The investment objective of the Trust is to seek long-term growth of capital and to protect the purchasing power of shareholders' capital by investing in a portfolio of EQUITY SECURITIES of domestic and foreign companies with substantial NATURAL RESOURCE ASSETS.

WHAT ARE THE TRUST'S MAIN INVESTMENT STRATEGIES?

The Trust invests in equity securities of companies with substantial natural resource assets. The Trust normally invests in a portfolio consisting of companies in a variety of natural resource-related sectors, such as energy, chemicals, paper, mining, steel or agriculture. The Trust focuses on investments in companies that provide exposure to commodities where existing, and projected, capacity is forecast to approach levels that represent full utilization of that capacity based upon supply and demand forecasts for the commodity. Under certain economic circumstances, however, the Trust may concentrate its investments in one or more of these sectors (although the Trust will not invest more than 25% of its assets in any one industry within a sector). The Trust is a non-diversified fund, which means that it can invest more of its assets in fewer companies than other funds. The Trust will normally invest in both U.S. and non-U.S. companies, and in securities denominated in both U.S. dollars and foreign currencies.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE TRUST?


As with any mutual fund, the value of the Trust's investments -- and therefore the value of Trust shares -- may fluctuate. Changes in the value of the Trust's equity investments may occur because the stock market is rising or falling or as the result of specific factors that affect particular investments. Also, when interest rates go up, the value of debt securities goes down. If the value of the Trust's investments goes down, you may lose money.


As a sector fund investing in companies with natural resource assets, the Trust is subject to the risks associated with natural resource investments in addition to the general risk of the stock market. This means the Trust is more vulnerable to the price movements of natural resources and factors that particularly affect the mining, energy, chemicals, paper, steel or agriculture sectors more than a more broadly diversified mutual fund. Because the Trust invests primarily in companies with natural resource assets, there is the risk that the Trust will perform poorly during a downturn in natural resource prices. The Trust should be considered a vehicle for diversification and should not be considered a balanced investment program by itself.



                      MERRILL LYNCH GLOBAL RESOURCES TRUST                     3

[KEY FACTS ICON] Key Facts


The Trust may invest most of its assets in non-U.S. securities. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks are greater for investments in emerging markets.


The Trust is a non-diversified fund, which means that it may invest more of its assets in fewer companies than if it were a diversified fund. By concentrating in a smaller number of issuers, the Trust's risk is increased because developments affecting an individual issuer have a greater impact on the Trust's performance. This helps the Trust's performance when its investments are successful, but hurts the Trust's performance when its investments are unsuccessful.


We cannot guarantee that the Trust will achieve its investment objective.

WHO SHOULD INVEST?

The Trust may be an appropriate investment for you if you:

       - Are looking for capital appreciation for long term goals, such as retirement or funding a child's education

       - Want a professionally managed portfolio

       - Are looking to invest in a portfolio comprised primarily of natural resource assets and are willing to accept the risks associated with investment in that industry sector

       - Are looking for exposure to a variety of foreign markets

       - Are willing to accept the risks of foreign investing in order to seek long-term growth of capital

       - Are not looking for a significant amount of current income

4                     MERRILL LYNCH GLOBAL RESOURCES TRUST

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------


The bar chart and table shown below provide an indication of the risks of investing in the Trust. The bar chart shows changes in the Trust's performance for Class B shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund's shares for the periods shown with those of the S&P 500 Index, Lipper Gold Oriented Funds Group Average and the Lipper Natural Resources Funds Group Average. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.


                                  [BAR CHART]

1989                            26.09%
1990                            -1.70%
1991                             4.79%
1992                            -6.82%
1993                            17.83%
1994                             0.15%
1995                             8.92%
1996                            13.65%
1997                           -12.82%
1998                           -15.98%


During the ten-year period shown in the bar chart, the highest return for a quarter was 11.07% (quarter ended September 30, 1989) and the lowest return for a quarter was -20.69% (quarter ended December 31, 1997). The Trust's year-to-date return as of September 30, 1999 was 26.58%.


                      MERRILL LYNCH GLOBAL RESOURCES TRUST                     5

[KEY FACTS ICON] Key Facts



           AVERAGE ANNUAL TOTAL RETURNS
             (AS OF THE CALENDAR YEAR                 PAST          PAST         PAST TEN YEARS/
             ENDED) DECEMBER 31, 1998               ONE YEAR     FIVE YEARS      SINCE INCEPTION
-------------------------------------------------------------------------------------------------
 Merrill Lynch Global Resources Trust* -- A          -19.54%        -1.94%             3.13%
 S&P 500 Index**                                      28.58%        24.05%            19.20%
 Lipper Gold Oriented Funds Group Average***         -10.95%       -13.81%            -3.80%
 Lipper Natural Resources Funds Group Average****    -23.67%         3.27%             6.46%
-------------------------------------------------------------------------------------------------
 Merrill Lynch Global Resources Trust* -- B          -19.34%        -1.91%             2.62%+
 S&P 500 Index**                                      28.58%        24.05%            19.20%
 Lipper Gold Oriented Funds Group Average***         -10.95%       -13.81%            -3.80%
 Lipper Natural Resources Funds Group Average****    -23.67%         3.27%             6.46%
-------------------------------------------------------------------------------------------------
 Merrill Lynch Global Resources Trust* -- C          -16.79%          N/A             -3.46%++
 S&P 500 Index**                                      28.58%          N/A             28.70%+++
 Lipper Gold Oriented Funds Group Average***         -10.95%          N/A            -15.35%#
 Lipper Natural Resources Funds Group Average****    -23.67%          N/A              2.15%#
-------------------------------------------------------------------------------------------------
 Merrill Lynch Global Resources Trust* -- D          -19.73%          N/A             -3.93%+
 S&P 500 Index**                                      28.58%          N/A             28.70%++
 Lipper Gold Oriented Funds Group Average***         -10.95%          N/A            -15.35%#
 Lipper Natural Resources Funds Group Average****    -23.67%          N/A              2.15%#
-------------------------------------------------------------------------------------------------


   * Includes sales charge.


  ** The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Past performance is not predictive of future performance.


 *** The Lipper Gold Oriented Funds Group Average is an index of all US mutual funds classified as gold-related funds. Past performance is not predictive of future performance.

**** The Lipper Natural Resources Funds Group Average is an index of all US mutual funds classified as natural resource-related funds. Past performance is not predictive of future performance.


   + This performance does not reflect the effect of conversion of Class B shares to Class D shares after approximately eight years.


  ++ Inception date is October 21, 1994.


   # Since October 31, 1994.



 +++ Since October 21, 1994.


6                     MERRILL LYNCH GLOBAL RESOURCES TRUST

UNDERSTANDING EXPENSES

Trust investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

EXPENSES PAID DIRECTLY BY THE SHAREHOLDER:

SHAREHOLDER FEES -- these include sales charges which you may pay when you buy or sell shares of the Trust.

EXPENSES PAID INDIRECTLY BY THE SHAREHOLDER:
ANNUAL TRUST OPERATING EXPENSES -- expenses that cover the costs of operating the Trust.

INVESTMENT ADVISORY FEE -- a fee paid to the Investment Adviser for managing the Trust.

DISTRIBUTION FEES -- fees used to support the Trust's marketing and distribution efforts, such as compensating Financial Consultants, advertising and promotion.

SERVICE (ACCOUNT MAINTENANCE) FEES -- fees used to compensate securities dealers for account maintenance activities.

FEES AND EXPENSES
--------------------------------------------------------------------------------

The Trust offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Consultant can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Trust. Future expenses may be greater or less than those indicated below.

   SHAREHOLDER FEES (FEES PAID DIRECTLY FROM
             YOUR INVESTMENT)(a):                    CLASS A    CLASS B(b)   CLASS C   CLASS D
-----------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) imposed on
 purchases (as a percentage of offering price)       5.25%(c)  None          None      5.25%(c)
-----------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load) (as a
 percentage of original purchase price or
 redemption proceeds, whichever is lower)            None(d)   4.0%(c)       1.0%(c)   None(d)
-----------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) imposed on
 Dividend Reinvestments                              None      None          None      None
-----------------------------------------------------------------------------------------------
 Redemption Fee                                      None      None          None      None
-----------------------------------------------------------------------------------------------
 Exchange Fee                                        None      None          None      None
-----------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT
 ARE DEDUCTED FROM FUND ASSETS):
-----------------------------------------------------------------------------------------------
 INVESTMENT ADVISORY FEE                             0.60%     0.60%         0.60%     0.60%
-----------------------------------------------------------------------------------------------
 DISTRIBUTION AND/OR SERVICE (12b-1) FEES(e)         None      1.00%         1.00%     0.25%
-----------------------------------------------------------------------------------------------
 Other Expenses (including transfer agency
 fees)(f)                                            0.68%     0.75%         0.73%     0.69%
-----------------------------------------------------------------------------------------------
 Total Annual Fund Operating Expenses                1.28%     2.35%         2.33%     1.54%
-----------------------------------------------------------------------------------------------

(a) In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or sells shares.
(b) Class B shares automatically convert to Class D shares about eight years after you buy them and will no longer be subject to distribution fees.
(c)  Some investors may qualify for reductions in the sales charge (load).
(d) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(e) The Trust calls the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used in this Prospectus and in all other Trust materials. If you hold Class B or Class C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.
(f) The Trust pays the Transfer Agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent's out-of-pocket expenses. The Trust pays a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Trust also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended July 31, 1999, the Trust paid the Transfer Agent fees totaling $230,480. The Investment Adviser provides accounting services to the Trust at its cost. For the fiscal year ended July 31, 1999, the Trust reimbursed the Investment Adviser $69,682 for these services.


                      MERRILL LYNCH GLOBAL RESOURCES TRUST                     7

[KEY FACTS ICON] Key Facts

EXAMPLES:

These examples are intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Trust for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Trust's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

                          1 YEAR          3 YEARS          5 YEARS          10 YEARS
-------------------------------------------------------------------------------------
 Class A                   $649             $910            $1,190           $1,989
-------------------------------------------------------------------------------------
 Class B                   $638             $933            $1,255           $2,499*
-------------------------------------------------------------------------------------
 Class C                   $336             $727            $1,245           $2,666
-------------------------------------------------------------------------------------
 Class D                   $673             $986            $1,320           $2,263
-------------------------------------------------------------------------------------

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:


                          1 YEAR          3 YEARS          5 YEARS          10 YEARS
-------------------------------------------------------------------------------------
 Class A                   $649             $910            $1,190           $1,989
-------------------------------------------------------------------------------------
 Class B                   $238             $733            $1,255           $2,499*
-------------------------------------------------------------------------------------
 Class C                   $236             $727            $1,245           $2,666
-------------------------------------------------------------------------------------
 Class D                   $673             $986            $1,320           $2,263
-------------------------------------------------------------------------------------


* Assumes conversion to Class D shares approximately eight years after purchase. See note (b) to the Fees and Expenses table above.


8                     MERRILL LYNCH GLOBAL RESOURCES TRUST

Details About the Trust [DETAILS ABOUT THE TRUST ICON]

ABOUT THE PORTFOLIO MANAGER

Robert M. Shearer has been the Portfolio Manager of the Trust since December 1997 and prior to that was an Associate Portfolio Manager of the Trust from September 1997. Mr. Shearer has been First Vice President of Merrill Lynch Asset Management since January 1998 and prior to that was Vice President of Merrill Lynch Asset Management from September 1997. From 1996 to 1997 he was a Vice President and an Assistant Portfolio Manager at David L. Babson and Company, incorporated. From 1993 to 1996 he was a Vice President/Sector Manager at Concert Capital Management.

ABOUT THE MANAGER

The Trust is managed by Merrill Lynch Asset Management.

HOW THE TRUST INVESTS
--------------------------------------------------------------------------------


The Trust will invest in a diversified portfolio primarily consisting of equity securities of U.S. and non-U.S. companies with substantial natural resource assets. Generally, a company has substantial natural resource assets when at least 50% of the non-current assets, capitalization, gross revenues or operating profits of the company in the most recent or current fiscal year are involved in or result from (directly or indirectly through subsidiaries), exploring, mining, refining, processing, fabricating, dealing in or owning natural resource assets. Examples of natural resource assets include precious metals (e.g., gold, silver and platinum), ferrous and nonferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), hydrocarbons (e.g., coal, oil and natural gas), timber land, underdeveloped real property and agricultural commodities. Equity securities consist of:


       - Common stock

       - Preferred stock

       - Securities convertible into common stock

       - Rights to subscribe for common stock

       - Derivative securities, such as options, the value of which is based on a common stock or group of common stocks

The Trust will focus on investments in common stock.


The Trust invests in companies with substantial natural resource assets. Trust management will consider a company to have substantial natural resource assets when, in the opinion of Trust management, the company's market value or profitability is significantly affected by changes in the value of a natural resource. The Trust will not invest directly in natural resource assets but may invest in derivative securities, such as options, the value of which are tied to the value of a natural resource asset. Under normal circumstances, the Trust will invest at least 65% of its assets in companies with substantial natural resource assets and asset-based securities (securities whose value is related to some natural resource asset) of issuers from at least three different countries (including the United States).



Trust management chooses securities using a combination of "top down" and "bottom up" investment styles. "Top down" means that the Trust seeks to allocate its investments to natural resource-related economic sectors the Trust's management believes have more favorable pricing power than other natural resource related sectors. "Bottom up" means that the Trust also selects investments based on management's assessment of the earning prospects of individual companies.



                      MERRILL LYNCH GLOBAL RESOURCES TRUST                     9

COMMODITY -- a tangible asset such as copper, heating oil, coffee, natural gas or wheat.

When assessing individual companies, the Trust seeks to invest in companies that the Trust's management believes are relatively undervalued. A company's stock is undervalued when the stock's current price is less than what the Trust believes a share of the company is worth. A company's worth can be assessed by several factors, such as financial resources, value of tangible assets, rate of return on capital, quality or management, and overall business prospects. A company's stock may become undervalued when most investors fail to perceive the company's strengths in one or more of these areas. Trust management may also determine a company is undervalued if its stock price is down because of temporary factors from which Trust management believes the company will recover.


The Trust attempts to identify companies that are undervalued based on relative price-earnings, price-to-book, and price-to-cash-flow ratios. In seeking to identify such companies, Trust management considers which of the companies that meet its criteria would be most likely to benefit from the economic circumstances anticipated by Trust management.


The Trust's concentration in the securities of companies with substantial natural resource assets will expose the Trust to the price movements of natural resources to a greater extent than a more broadly diversified mutual fund. The Trust is vulnerable to the price movements of natural resources and factors that particularly affect the energy, chemicals, paper, mining, steel or agriculture sectors. Because the Trust invests primarily in these economic sectors, there is the risk that the Trust will perform poorly during an economic downturn or a slump in demand for natural resources. The Trust should be considered a vehicle for diversification and should not be considered a balanced investment program by itself.

The Trust may also invest in securities the potential return of which is based on the change in a specified commodity price. For example, the Trust may invest in a debt security that pays a variable amount of interest or principal based on the current level of a natural resource COMMODITY, such as gold or oil.


The Trust can invest primarily in U.S. securities, primarily in foreign securities, or partly in U.S. securities and partly in foreign securities. The Trust may invest in foreign companies in developed markets, such as Canada and Australia, or in emerging markets, such as Asian or Latin American countries. Foreign securities involve special risks not present in U.S. investments that can increase the chances that the Trust will lose money.


10                    MERRILL LYNCH GLOBAL RESOURCES TRUST

The risks of foreign securities are typically much greater for emerging markets. Emerging market countries are often less politically and economically stable than developed countries, and more likely to suffer from serious adverse economic circumstances such as hyperinflation, currency devaluation or extremely high interest rate levels. In addition, reliable information about individual companies may be difficult to obtain in many emerging markets.

The Trust will invest in securities denominated in currencies other than the U.S. dollar. The Trust's return on investments denominated in foreign currencies will be effected by changes in currency exchange rates. The Trust may engage in currency transactions to seek to hedge against the risk of loss from changes in currency exchange rates, but Trust management cannot guarantee that it will be able to enter into such transactions or that such transactions will be effective.


The Trust may invest in asset-based securities. These are securities whose principal amount, redemption terms or conversion terms are related to the market price of some natural resource asset, such as gold bullion. The Trust will only purchase asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade or of issuers that the Investment Adviser has determined to be of similar creditworthiness. The Trust has no maturity restrictions. The Trust may also invest in options. The Trust may, for example, write covered call options to partially hedge its portfolio against declining securities prices.


The Trust has no minimum holding period for investments, and will buy or sell securities whenever the Trust's management sees an appropriate opportunity.

INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in the Trust. As with any fund, there can be no guarantee that the Trust will meet its goals or that the Trust's performance will be positive for any period of time.

MARKET AND SELECTION RISK -- Market risk is the risk that the stock market in one or more countries in which the Trust invests will go down in value, including the possibility that the market will go down sharply and

                      MERRILL LYNCH GLOBAL RESOURCES TRUST                    11

[DETAILS ABOUT THE TRUST ICON] Details About the Trust

unpredictably. Selection risk is the risk that the investments that Trust management selects will underperform the stock market or other funds with similar investment objectives and investment strategies.

SECTOR RISK -- Sector risk is the risk that the Fund's concentration in the securities of natural resource-related companies will expose the Fund to the price movements of companies in that sector more than a more broadly diversified mutual fund. Because the Fund invests primarily in one sector, there is the risk that the Fund will perform poorly during a downturn in that sector. The Fund should be considered a vehicle for diversification and not a balanced investment program by itself.

FOREIGN MARKET RISK -- Since the Trust invests in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Trust will lose money. In particular, the Trust is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of securities traded each day, it may make it difficult for the Trust to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

FOREIGN ECONOMY RISK -- The economies of certain foreign markets often do not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Trust's ability to purchase or sell foreign securities or transfer the Trust's assets or income back into the United States, or otherwise adversely affect the Trust's operations. Other


12                    MERRILL LYNCH GLOBAL RESOURCES TRUST
foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

EMERGING MARKETS RISK -- The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation, or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions, or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious, and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

CURRENCY RISK -- Securities in which the Trust invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Trust's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency

                      MERRILL LYNCH GLOBAL RESOURCES TRUST                    13

[DETAILS ABOUT THE TRUST ICON] Details About the Trust

risk," means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS -- Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Trust management to completely and accurately determine a company's financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Trust can earn on its investments.

CERTAIN RISKS OF HOLDING TRUST ASSETS OUTSIDE THE UNITED STATES -- The Trust generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Trust's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Trust to buy, sell and hold securities in certain foreign markets than in the U.S. The increased expense of investing in foreign markets reduces the amount the Trust can earn on its investments and typically results in a higher operating expense ratio for the Trust than investment companies invested only in the U.S.

SETTLEMENT RISK -- Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Trust to carry out transactions. If the Trust cannot settle or is delayed in


14                    MERRILL LYNCH GLOBAL RESOURCES TRUST
settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Trust cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Trust could be liable to that party for any losses incurred.

EUROPEAN ECONOMIC AND MONETARY UNION ("EMU") -- Certain European countries have entered into EMU in an effort to, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these countries. EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro, and are listed, trade and make dividend and other payments only in euros. Although EMU is generally expected to have a beneficial effect, it could negatively affect the Trust in a number of situations, including as follows:

       - If the transition to euro, or EMU as a whole, does not proceed as planned, the Trust's investments could be adversely affected. For example, sharp currency fluctuations, exchange rate volatility and other disruptions of the markets could occur.

       - Withdrawal from EMU by a participating country could also have a negative effect on the Trust's investments, for example if securities redenominated in euros are transferred back into that country's national currency.

BORROWING AND LEVERAGE RISK -- The Trust may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Trust shares and in the yield on the Trust's portfolio. Borrowing will cost the Trust interest expense and other fees. The cost of borrowing may reduce the Trust's return. Certain derivative securities that the Trust buys may create leverage including, for example, when issued securities, forward commitments, options and warrants.

                      MERRILL LYNCH GLOBAL RESOURCES TRUST                    15

[DETAILS ABOUT THE TRUST ICON] Details About the Trust

CONCENTRATION RISK -- The Fund is a non-diversified fund. By concentrating in a smaller number of investments, the Fund's risk is increased because each investment has a greater effect on the Fund's performance.

SECURITIES LENDING -- The Trust may lend securities to financial institutions which provide government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Trust may lose money and there may be a delay in recovering the loaned securities. The Trust could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to the Trust.

Risks associated with certain types of securities in which the Trust may invest include:

CONVERTIBLES -- Convertibles are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

ILLIQUID SECURITIES -- The Trust may invest up to 15% of its net assets in illiquid securities, which are securities that the Trust cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If the Trust buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

RESTRICTED SECURITIES -- Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that the Trust buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Trust may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Trust may get only limited information about the issuer, so it may be

16                    MERRILL LYNCH GLOBAL RESOURCES TRUST
less able to predict a loss. In addition, if Trust management receives material adverse nonpublic information about the issuer, the Trust will not be able to sell the security.

RULE 144A SECURITIES -- Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

DEBT SECURITIES -- Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

REPURCHASE AGREEMENTS; PURCHASE AND SALE CONTRACTS -- The Trust may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates the Trust from changes in the market value of the security during the period, except for currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the Trust may suffer delays and incur costs or even lose money in exercising its rights under the agreement.

DERIVATIVES -- The Trust may use derivative instruments including options. Derivatives allow the Trust to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:

       Credit risk -- the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Trust.

                      MERRILL LYNCH GLOBAL RESOURCES TRUST                    17

[DETAILS ABOUT THE TRUST ICON] Details About the Trust

       CURRENCY RISK -- the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

       LEVERAGE RISK -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

       LIQUIDITY RISK -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Trust may use derivatives for hedging purposes, including anticipatory hedges and to seek to increase its return. Hedging is a strategy in which the Trust uses a derivative to offset the risk that other Trust holdings may decrease in value. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Trust or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Trust, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Trust's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Trust is not required to use hedging and may choose not to do so.

DEPOSITARY RECEIPTS -- The Trust may invest in securities of foreign issuers in the form of Depositary Receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that show evidence of underlying securities issued by a foreign corporation. European Depositary Receipts and Global Depositary Receipts each evidence a similar ownership arrangement. The Trust may also invest in unsponsored Depositary Receipts. The issuers of such unsponsored Depositary Receipts are not obligated to disclose material information in the United States and therefore, there may be less information available regarding such issuers.


18                    MERRILL LYNCH GLOBAL RESOURCES TRUST

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

If you would like further information about the Trust, including how it invests, please see the Statement of Additional Information.

                      MERRILL LYNCH GLOBAL RESOURCES TRUST                    19

Your Account [YOUR ACCOUNT ICON]

MERRILL LYNCH SELECT PRICING(SM) SYSTEM
--------------------------------------------------------------------------------

The Trust offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Consultant can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or D shares, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge reduction or waiver.

If you select Class B or C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. Because these fees are paid out of the Trust's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or C shares.

The Trust's shares are distributed by Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc., an affiliate of Merrill Lynch.


20                    MERRILL LYNCH GLOBAL RESOURCES TRUST

The table below summarizes key features of the Merrill Lynch Select Pricing(SM) System.

                                CLASS A                      CLASS B                      CLASS C
-----------------------------------------------------------------------------------------------------------
 Availability          Limited to certain           Generally available          Generally available
                       investors including:         through Merrill Lynch.       through Merrill Lynch.
                       - Current Class A            Limited availability         Limited availability
                         shareholders               through other securities     through other securities
                       - Certain Retirement Plans   dealers.                     dealers.
                       - Participants in certain
                         Merrill Lynch sponsored
                         programs
                       - Certain affiliates of
                         Merrill Lynch.
-----------------------------------------------------------------------------------------------------------
 Initial Sales         Yes. Payable at time of      No. Entire purchase price    No. Entire purchase price
 Charge?               purchase. Lower sales        is invested in shares of     is invested in shares of
                       charges available for        the Trust.                   the Trust.
                       larger investments.
-----------------------------------------------------------------------------------------------------------
 Deferred Sales        No. (May be charged for      Yes. Payable if you redeem   Yes. Payable if you redeem
 Charge?               purchases over $1 million    within four years of         within one year of
                       that are redeemed within     purchase.                    purchase.
                       one year.)
-----------------------------------------------------------------------------------------------------------
 Account Maintenance   No.                          0.25% Account Maintenance    0.25% Account Maintenance
 and Distribution Fees?                             Fee                          Fee
                                                    0.75% Distribution Fee.      0.75% Distribution Fee.
-----------------------------------------------------------------------------------------------------------
 Conversion to Class   No.                          Yes, automatically after     No.
 D shares?                                          approximately eight years.
-----------------------------------------------------------------------------------------------------------

                               CLASS D
 Availability         Generally available
                      through Merrill Lynch.
                      Limited availability
                      through other securities
                      dealers.
---------------------------------------------------------------------------
 Initial Sales        Yes. Payable at time of
 Charge?              purchase. Lower sales
                      charges available for
                      larger investments.
------------------------------------------------------------------------------------------------------
 Deferred Sales       No. (May be charged for
 Charge?              purchases over $1 million
                      that are redeemed within
                      one year.)
-----------------------------------------------------------------------------------------------------------
 Account Maintenance  0.25% Account Maintenance Fee
 and Distribution     No Distribution Fee.
 Fees?
-----------------------------------------------------------------------------------------------------------
 Conversion to Class  No.
 D shares?
-----------------------------------------------------------------------------------------------------------

                      MERRILL LYNCH GLOBAL RESOURCES TRUST                    21

[YOUR ACCOUNT ICON] Your Account

RIGHT OF ACCUMULATION -- permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer Select Pricing options.

LETTER OF INTENT -- permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select Pricing(SM) System funds that you agree to buy within a 13 month period. Certain restrictions apply.

CLASS A AND CLASS D SHARES -- INITIAL SALES CHARGE OPTIONS

If you select Class A or Class D shares, you will pay a sales charge at the time of purchase.

                                                               DEALER
                         AS A % OF         AS A % OF        COMPENSATION
                          OFFERING            YOUR           AS A % OF
   YOUR INVESTMENT         PRICE          INVESTMENT*      OFFERING PRICE
-------------------------------------------------------------------------
 Less than $25,000         5.25%             5.54%              5.00%
-------------------------------------------------------------------------
 $25,000 but less
 than $50,000              4.75%             4.99%              4.50%
-------------------------------------------------------------------------
 $50,000 but less
 than $100,000             4.00%             4.17%              3.75%
-------------------------------------------------------------------------
 $100,000 but less
 than $250,000             3.00%             3.09%              2.75%
-------------------------------------------------------------------------
 $250,000 but less
 than $1,000,000           2.00%             2.04%              1.80%
-------------------------------------------------------------------------
 $1,000,000 and
 over**                    0.00%             0.00%              0.00%
-------------------------------------------------------------------------

 * Rounded to the nearest one-hundredth percent.
** If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer-sponsored retirement or savings plans.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:


       - Purchases under a RIGHT OF ACCUMULATION or LETTER OF INTENT



       - Merrill Lynch Blueprint(SM) Program participants



       - TMA(SM) Managed Trusts


       - Certain Merrill Lynch investment or central asset accounts

       - Certain employer-sponsored retirement or savings plans

       - Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances

       - Certain investors, including directors or trustees of Merrill Lynch mutual funds and Merrill Lynch employees

       - Certain Merrill Lynch fee-based programs


22                    MERRILL LYNCH GLOBAL RESOURCES TRUST

Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Consultant can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.


As a result of the implementation of the Merrill Lynch Select Pricing System, Class A shares of the Fund outstanding prior to October 21, 1994 were redesignated as Class D shares. The Class A shares offered here differ from the Class A shares offered prior to October 21, 1994, in many respects, including eligible investors, sales charges and exchange privileges.


If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to a 0.25% account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Consultant or the Trust's Transfer Agent at 1-800-MER-FUND.

CLASS B AND CLASS C SHARES -- DEFERRED SALES CHARGE OPTIONS

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within four years after purchase or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under distribution plans that the Trust has adopted under Rule 12b-1. Because these fees are paid out of the Trust's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Consultant or other securities dealer who assists you in purchasing Trust shares.

CLASS B SHARES

If you redeem Class B shares within four years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually

                      MERRILL LYNCH GLOBAL RESOURCES TRUST                    23

[YOUR ACCOUNT ICON] Your Account

24                    MERRILL LYNCH GLOBAL RESOURCES TRUST

decreases as you hold your shares over time, according to the following schedule:

YEARS SINCE PURCHASE   SALES CHARGE*
-------------------------------------
 0 - 1                 4.00%
-------------------------------------
 1 - 2                 3.00%
-------------------------------------
 2 - 3                 2.00%
-------------------------------------
 3 - 4                 1.00%
-------------------------------------
 4 AND THEREAFTER      0.00%
-------------------------------------

* The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:


       - Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old



       - Redemption by certain eligible 401(a) and 401(k) plans, certain related accounts, group plans participating in the Merrill Lynch Blueprint(SM) Program and certain retirement plan rollovers



       - Redemption in connection with participation in certain Merrill Lynch fee-based programs



       - Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate, or in connection with involuntary termination of an account in which Trust shares are held



       - Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established


Your Class B shares convert automatically into Class D shares approximately eight years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for Federal income tax purposes.


Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Trust's eight year conversion schedule will apply. If you exchange your Class B shares in the Trust for Class B shares of a fund with a longer conversion schedule, the other fund's conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.


CLASS C SHARES

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Trust dividends. The deferred sales charge relative to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Trust shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
--------------------------------------------------------------------------------

The chart below summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch or other securities dealers. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Consultant may help you with this decision.

                      MERRILL LYNCH GLOBAL RESOURCES TRUST                    25

[YOUR ACCOUNT ICON] Your Account



  IF YOU WANT TO                     YOUR CHOICES                              INFORMATION IMPORTANT FOR YOU TO KNOW
---------------------------------------------------------------------------------------------------------------------------------
Buy Shares               First, select the share class              Refer to the Merrill Lynch Select Pricing table on page 21.
                         appropriate for you                        Be sure to read this prospectus carefully.
                         --------------------------------------------------------------------------------------------------------
                         Next, determine the amount of your         The minimum initial investment for the Fund is $1,000 for
                         investment                                 all accounts except:
                                                                    - $250 for certain Merrill Lynch fee-based programs.
                                                                    - $100 for retirement plans.
                                                                    (The minimums for initial investments may be waived under
                                                                    certain circumstances.)
                         --------------------------------------------------------------------------------------------------------
                         Have your Merrill Lynch Financial          The price of your shares is based on the next calculation
                         Consultant or securities dealer            of net asset value after your order is placed. Any purchase
                         submit your purchase order                 orders placed prior to the close of business on the New
                                                                    York Stock Exchange (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day.
                                                                    Purchase orders placed after that time will be priced at
                                                                    the net asset value determined on the next business day.
                                                                    The Trust may reject any order to buy shares and may
                                                                    suspend the sale of shares at any time. Merrill Lynch may
                                                                    charge a processing fee to confirm a purchase. This fee is currently $5.35.
                         --------------------------------------------------------------------------------------------------------
                         Or contact the Transfer Agent              To purchase shares directly, call the Transfer Agent at
                                                                    1-800-MER-FUND and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.
---------------------------------------------------------------------------------------------------------------------------------
Add to Your              Purchase additional shares                 The minimum investment for additional purchases is
Investment                                                          generally $50 for all accounts except that retirement plans have a minimum additional purchase of $1 and certain
                                                                    programs, such as automatic investment plans, may have
                                                                    higher minimums.
                                                                    (The minimum for additional purchases may be waived under
                                                                    certain circumstances.)
                         --------------------------------------------------------------------------------------------------------
                         Acquire additional shares through the      All dividends are automatically reinvested without a sales
                         automatic dividend reinvestment plan       charge.
                         --------------------------------------------------------------------------------------------------------
                         Participate in the automatic               You may invest a specific amount on a periodic basis
                         investment plan                            through certain Merrill Lynch investment or central asset
                                                                    accounts.
---------------------------------------------------------------------------------------------------------------------------------
Transfer Shares          Transfer to a participating                You may transfer your Trust shares only to another
to Another               securities dealer                          securities dealer that has entered into an agreement with
Securities Dealer                                                   Merrill Lynch. Certain shareholder services may not be
                                                                    available for the transferred shares. You may only purchase additional shares of funds previously owned before the
                                                                    transfer. All future trading of these assets must be
                                                                    coordinated by the receiving firm.
---------------------------------------------------------------------------------------------------------------------------------


26                    MERRILL LYNCH GLOBAL RESOURCES TRUST

  IF YOU WANT TO                     YOUR CHOICES                              INFORMATION IMPORTANT FOR YOU TO KNOW
Transfer Shares to       Transfer to a non-participating            You must either:
Another Securities       securities dealer                          - Transfer your shares to an account with the Transfer
Dealer (continued)                                                    Agent; or
                                                                    - Sell your shares, paying any applicable deferred sales
                                                                      charge.
Sell Your Shares         Have your Merrill Lynch Financial          The price of your shares is based on the next calculation
                         Consultant or securities dealer            of net asset value after your order is placed. For your
                         submit your sales order                    redemption request to be priced at the net asset value on
                                                                    the day of your request, you must submit your request to
                                                                    your dealer prior to that day's close of business on the
                                                                    New York Stock Exchange (generally 4:00 p.m. Eastern time).
                                                                    Any redemption request placed after that time will be
                                                                    priced at the net asset value at the close of business on
                                                                    the next business day. Dealers must submit redemption
                                                                    requests to the Trust not more than thirty minutes after
                                                                    the close of business on the New York Stock Exchange on the day the request was received.
                                                                    Securities dealers, including Merrill Lynch, may charge a
                                                                    fee to process a redemption of shares. Merrill Lynch
                                                                    currently charges a fee of $5.35. No processing fee is
                                                                    charged if you redeem shares directly through the Transfer
                                                                    Agent.
                                                                    The Trust may reject an order to sell shares under certain circumstances.
                         Sell through the Transfer Agent            You may sell shares held at the Transfer Agent by writing
                                                                    to the Transfer Agent at the address on the inside back
                                                                    cover of this prospectus. All shareholders on the account
                                                                    must sign the letter. A signature guarantee will generally be required but may be waived in certain limited
                                                                    circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union,
                                                                    savings association, national securities exchange and
                                                                    registered securities association. A notary public seal
                                                                    will not be acceptable. If you hold stock certificates,
                                                                    return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days
                                                                    following receipt of a properly completed request. If you
                                                                    make a redemption request before the Trust has collected
                                                                    payment for the purchase of shares, the Trust or the
                                                                    Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.
                                                                    If you hold share certificates, they must be delivered to
                                                                    the Transfer Agent before they can be converted. Check with the Transfer Agent or your Merrill Lynch Financial
                                                                    Consultant for details.


                      MERRILL LYNCH GLOBAL RESOURCES TRUST                    27

[YOUR ACCOUNT ICON] Your Account

28                    MERRILL LYNCH GLOBAL RESOURCES TRUST


  IF YOU WANT TO                     YOUR CHOICES                              INFORMATION IMPORTANT FOR YOU TO KNOW
Sell Shares              Participate in the Trust's Systematic      You can choose to receive systematic payments from your
Systematically           Withdrawal Plan                            Trust account either by check or through direct deposit to your bank account on a monthly or quarterly basis. If you
                                                                    hold your Trust shares in a Merrill Lynch CMA(R), CBA(R) or
                                                                    Retirement Account you can arrange for systematic
                                                                    redemptions of a fixed dollar amount on a monthly, bi-
                                                                    monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method you must have
                                                                    dividends automatically reinvested. For Class B and C
                                                                    shares your total annual withdrawals cannot be more than
                                                                    10% per year of the value of your shares at the time your
                                                                    plan is established. The deferred sales charge is waived
                                                                    for systematic redemptions. Ask your Merrill Lynch
                                                                    Financial Consultant for details.
Exchange Your            Select the fund into which you want        You can exchange your shares of the Trust for shares of
Shares                   to exchange. Be sure to read that          many other Merrill Lynch mutual funds. You must have held
                         fund's prospectus                          the shares used in the exchange for at least 15 calendar
                                                                    days before you can exchange to another fund.
                                                                    Each class of Trust shares is generally exchangeable for
                                                                    shares of the same class of another fund. If you own Class
                                                                    A shares and wish to exchange into a fund in which you have no Class A shares, you will exchange into Class D shares.
                                                                    Some of the Merrill Lynch mutual funds impose a different
                                                                    initial or deferred sales charge schedule. If you exchange
                                                                    Class A or D shares for shares of a fund with a higher
                                                                    initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you
                                                                    exchange Class B shares for shares of a fund with a
                                                                    different deferred sales charge schedule, the higher
                                                                    schedule will apply. The time you hold Class B or C shares in both funds will count when determining your holding
                                                                    period for calculating a deferred sales charge at
                                                                    redemption. If you exchange Class A or D shares for money
                                                                    market fund shares, you will receive Class A shares of
                                                                    Summit Cash Reserves Fund. Class B or C shares of the Trust will be exchanged for Class B shares of Summit.
                                                                    Although there is currently no limit on the number of
                                                                    exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

NET ASSET VALUE -- the market value of the Trust's total assets after deducting liabilities, divided by the number of shares outstanding.

                      MERRILL LYNCH GLOBAL RESOURCES TRUST                    29

HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

When you buy shares, you pay the NET ASSET VALUE, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Trust calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, after the close of business on the Exchange (the Exchange generally closes at 4:00 p.m. Eastern time). The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Trust may trade on weekends or other days when the Trust does not price its shares. As a result, the Trust's net asset value may change on days when you will not be able to purchase or redeem the Trust's shares.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

PARTICIPATION IN MERRILL LYNCH FEE-BASED PROGRAMS
--------------------------------------------------------------------------------

If you participate in certain fee-based programs offered by Merrill Lynch, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Trust shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified

[YOUR ACCOUNT ICON] Your Account

DIVIDENDS -- Ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Trust shares as they are paid.


period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Consultant.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

It is the Trust's intention to distribute all of its net investment income, if any. Dividends from such net investment income are paid semi-annually. All net realized capital gains, if any, are distributed to the Trust's shareholders at least annually. The Trust may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If your account is with Merrill Lynch and you would like to receive DIVIDENDS in cash, contact your Merrill Lynch Financial Consultant. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent.

You will pay tax on dividends from the Trust whether you receive them in cash or additional shares. If you redeem Trust shares or exchange them for shares of another fund, any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates than ordinary income dividends.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Trust's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

30                    MERRILL LYNCH GLOBAL RESOURCES TRUST

"BUYING A DIVIDEND"

Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Trust pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

                      MERRILL LYNCH GLOBAL RESOURCES TRUST                    31

Dividends and interest received by the Trust may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Trust if certain requirements are met.

By law, the Trust must withhold 31% of your dividends and proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Trust. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Trust under all applicable tax laws.

Management of the Trust [MANAGEMENT OF THE TRUST ICON]

MERRILL LYNCH ASSET MANAGEMENT
--------------------------------------------------------------------------------

Merrill Lynch Asset Management, the Trust's Investment Adviser, manages the Trust's investments and its business operations under the overall supervision of the Trust's Board of Directors. The Investment Adviser has the responsibility for making all investment decisions for the Trust. The Investment Adviser has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited, an affiliate, under which the Investment Adviser may pay a fee for services it receives. The Trust pays the Investment Adviser a fee at the annual rate of 0.60% of the average daily net assets of the Trust.


Merrill Lynch Asset Management was organized as an investment adviser in 1977 and offers investment advisory services to more than 40 registered investment companies. Merrill Lynch Asset Management is part of the Asset Management Group of Merrill Lynch & Co., which had approximately $518 billion in investment company and other portfolio assets under management as of October 1999. This amount includes assets managed for Merrill Lynch affiliates.


A NOTE ABOUT YEAR 2000


Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Trust could be adversely affected if the computer systems used by Trust management or other Trust service providers do not properly address this problem before January 1, 2000. Trust management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Trust's other service providers have told Trust management that they also expect to resolve the Year 2000 Problem, and Trust management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Trust could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers of securities in which the Trust invests. This negative impact may be greater for companies in foreign markets, particularly emerging markets, since they may be less prepared for the Year 2000 Problem than domestic companies and markets. If the companies in which the Trust invests have Year 2000 Problems, the Trust's returns could be adversely affected.



32                    MERRILL LYNCH GLOBAL RESOURCES TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The Financial Highlights table is intended to help you understand the Trust's financial performance for the periods shown. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate an investor would have earned on an investment in the Trust (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Trust's financial statements, is included in the Trust's annual report to shareholders, which is available upon request.


                                                CLASS A
                          ----------------------------------------------------
                                      FOR THE YEAR ENDED JULY 31,
INCREASE (DECREASE) IN    ----------------------------------------------------
NET ASSET VALUE:           1999+      1998+      1997+      1996+       1995
------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
------------------------------------------------------------------------------
 Net asset value,
 beginning of year         $12.93     $19.90     $17.27     $16.70     $15.84
------------------------------------------------------------------------------
 Investment income
 (loss) -- net                .10        .13        .14        .22        .22
------------------------------------------------------------------------------
 Realized and unrealized
 gain (loss) on
 investments and foreign
 currency
 transactions--net           2.75      (5.00)      2.91        .50        .88
------------------------------------------------------------------------------
 Total from investment
 operations                  2.85      (4.87)      3.05        .72       1.10
------------------------------------------------------------------------------
 Less dividends and
 distributions:
   Investment
   income -- net             (.17)      (.10)      (.23)      (.15)      (.24)
   In excess of
   investment
   income -- net             (.01)        --         --         --         --
   Realized gain on
   investments -- net          --      (1.35)      (.19)        --         --
   In excess of realized
   gain on
   investments-- net         (.08)      (.65)        --         --         --
------------------------------------------------------------------------------
 Total dividends and
 distributions               (.26)     (2.10)      (.42)      (.15)      (.24)
------------------------------------------------------------------------------
 Net asset value, end of
 year                      $15.52     $12.93     $19.90     $17.27     $16.70
------------------------------------------------------------------------------
 TOTAL INVESTMENT
 RETURN:*
------------------------------------------------------------------------------
 Based on net asset
 value per share            22.91%    (27.00)%    17.95%      4.34%      7.05%
------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET
 ASSETS:
------------------------------------------------------------------------------
 Expenses                    1.28%      1.07%      1.01%      1.03%      1.06%
------------------------------------------------------------------------------
 Investment income
 (loss) -- net                .75%       .79%       .76%      1.26%      1.34%
------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
------------------------------------------------------------------------------
 Net assets, end of year
 (in thousands)            $9,138     $9,082    $18,504    $22,726    $28,729
------------------------------------------------------------------------------
 Portfolio turnover         50.48%     21.04%     24.23%     26.48%     31.64%
------------------------------------------------------------------------------

                                                 CLASS B
                          ------------------------------------------------------
                                       FOR THE YEAR ENDED JULY 31,
INCREASE (DECREASE) IN    ------------------------------------------------------
NET ASSET VALUE:           1999+      1998+      1997+      1996+        1995
PER SHARE OPERATING PERF
------------------------------------------------------------------------------
 Net asset value,
 beginning of year         $12.79     $19.80     $17.16     $16.62       $15.72
------------------------------------------------------------------------------
 Investment income
 (loss) -- net               (.04)      (.05)      (.05)       .03          .10
------------------------------------------------------------------------------
 Realized and unrealized
 gain (loss) on
 investments and foreign
 currency
 transactions--net           2.81      (4.96)      2.90        .51          .84
------------------------------------------------------------------------------
 Total from investment
 operations                  2.77      (5.01)      2.85        .54          .94
------------------------------------------------------------------------------
 Less dividends and
 distributions:
   Investment
   income -- net               --         --       (.02)        --++       (.04)
   In excess of
   investment
   income -- net               --         --         --         --           --
   Realized gain on
   investments -- net          --      (1.35)      (.19)        --           --
   In excess of realized
   gain on
   investments-- net           --       (.65)        --         --           --
------------------------------------------------------------------------------
 Total dividends and
 distributions                 --      (2.00)      (.21)        --         (.04)
------------------------------------------------------------------------------
 Net asset value, end of
 year                      $15.56     $12.79     $19.80     $17.16       $16.62
------------------------------------------------------------------------------
 TOTAL INVESTMENT
 RETURN:*
------------------------------------------------------------------------------
 Based on net asset
 value per share            21.66%    (27.76)%    16.72%      3.26%        5.95%
------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET
 ASSETS:
------------------------------------------------------------------------------
 Expenses                    2.35%      2.11%      2.04%      2.07%        2.08%
------------------------------------------------------------------------------
 Investment income
 (loss) -- net               (.28)%     (.29)%     (.29)%      .20%         .31%
------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
------------------------------------------------------------------------------
 Net assets, end of year
 (in thousands)           $21,450    $29,794    $77,386    $94,199     $141,800
------------------------------------------------------------------------------
 Portfolio turnover         50.48%     21.04%     24.23%     26.48%       31.64%
------------------------------------------------------------------------------



 * Total investment returns exclude the effects of sales charges.

 + Based on average shares outstanding.
++ Amount is less than $.01 per share.

                      MERRILL LYNCH GLOBAL RESOURCES TRUST                    33

[MANAGEMENT OF THE TRUST ICON] Management of the Trust

FINANCIAL HIGHLIGHTS (concluded)
--------------------------------------------------------------------------------

                                                    CLASS C                                              CLASS D
                           ---------------------------------------------------------   -------------------------------------------
                                                                          FOR THE
                                                                          PERIOD
                                                                        OCTOBER 21,
                                      FOR THE YEAR ENDED                   1994+                   FOR THE YEAR ENDED
                                           JULY 31,                         TO                          JULY 31,
 INCREASE (DECREASE) IN    -----------------------------------------     JULY 31,      -------------------------------------------
    NET ASSET VALUE:        1999++     1998++     1997++     1996++        1995         1999++     1998++     1997++      1996++
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value,
 beginning of period        $12.67     $19.64     $17.08     $16.55       $15.93        $12.89     $19.83      $17.21      $16.67
----------------------------------------------------------------------------------------------------------------------------------
 Investment income
 (loss) -- net                (.04)      (.04)      (.06)       .04          .05           .06        .09         .09         .17
----------------------------------------------------------------------------------------------------------------------------------
 Realized and unrealized
 gain (loss) on
 investments and foreign
 currency
 transactions -- net          2.77      (4.93)      2.90        .49          .62          2.77      (4.99)       2.91         .50
----------------------------------------------------------------------------------------------------------------------------------
 Total from investment
 operations                   2.73      (4.97)      2.84        .53          .67          2.83      (4.90)       3.00         .67
----------------------------------------------------------------------------------------------------------------------------------
 Less dividends and
 distributions:
   Investment
   income -- net                --         --       (.09)        --         (.05)         (.12)      (.04)       (.19)       (.13)
   In excess of
   investment
   income -- net                --         --         --         --           --          (.01)        --          --          --
   Realized gain on
   investments -- net           --      (1.35)      (.19)        --           --            --      (1.35)       (.19)         --
   In excess of realized
   gain on
   investments -- net         (.04)      (.65)        --         --           --          (.08)      (.65)         --          --
----------------------------------------------------------------------------------------------------------------------------------
 Total dividends and
 distributions                (.04)     (2.00)      (.28)        --         (.05)         (.21)     (2.04)       (.38)       (.13)
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of
 period                     $15.36     $12.67     $19.64     $17.08       $16.55        $15.51     $12.89      $19.83      $17.21
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT
 RETURN:**
----------------------------------------------------------------------------------------------------------------------------------
 Based on net asset value
 per share                   21.68%    (27.78)%    16.77%      3.20%        4.26%#       22.56%    (27.15)%     17.66%       4.06%
----------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET
 ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
 Expenses                     2.33%      2.12%      2.06%      2.07%        2.20%*        1.54%      1.32%       1.26%       1.27%
----------------------------------------------------------------------------------------------------------------------------------
 Investment income
 (loss) -- net                (.33)%     (.29)%     (.33)%      .27%         .28%*         .50%       .55%        .51%       1.00%
----------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of
 period (in thousands)      $2,039     $1,461     $2,680     $3,388       $2,800       $56,698    $60,220    $107,403    $108,924
----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover          50.48%     21.04%     24.23%     26.48%       31.64%        50.48%     21.04%      24.23%      26.48%
----------------------------------------------------------------------------------------------------------------------------------

                              CLASS D
                           -------------
                              FOR THE
                              PERIOD
                            OCTOBER 21,
                               1994+
                                TO
 INCREASE (DECREASE) IN      JULY 31,
    NET ASSET VALUE:           1995
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFO
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value,
 beginning of period           $15.96
----------------------------------------------------------------------------------------------------------------------------------
 Investment income
 (loss) -- net                    .12
----------------------------------------------------------------------------------------------------------------------------------
 Realized and unrealized
 gain (loss) on
 investments and foreign
 currency
 transactions -- net              .66
----------------------------------------------------------------------------------------------------------------------------------
 Total from investment
 operations                       .78
----------------------------------------------------------------------------------------------------------------------------------
 Less dividends and
 distributions:
   Investment
   income -- net                 (.07)
   In excess of
   investment
   income -- net                   --
   Realized gain on
   investments -- net              --
   In excess of realized
   gain on
   investments -- net              --
----------------------------------------------------------------------------------------------------------------------------------
 Total dividends and
 distributions                   (.07)
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of
 period                        $16.67
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT
 RETURN:**
----------------------------------------------------------------------------------------------------------------------------------
 Based on net asset value
 per share                       4.93%#
----------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET
 ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
 Expenses                        1.39%*
----------------------------------------------------------------------------------------------------------------------------------
 Investment income
 (loss) -- net                   1.02%*
----------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of
 period (in thousands)       $107,467
----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover             31.64%
----------------------------------------------------------------------------------------------------------------------------------


 * Annualized.

** Total investment returns exclude the effects of sales charges.

 + Commencement of operations.
++ Based on average shares outstanding.

 # Aggregate total investment return.


34                    MERRILL LYNCH GLOBAL RESOURCES TRUST

                                                  POTENTIAL
                                                  INVESTORS
                                        Open an account (two options)
                           1                                                    2
                    MERRILL LYNCH                                         TRANSFER AGENT
                 FINANCIAL CONSULTANT
                 OR SECURITIES DEALER                              FINANCIAL DATA SERVICES, INC.

   Advises shareholders on their Trust investments.                   ADMINISTRATIVE OFFICES
                                                                     4800 Deer Lake Drive East
                                                                 Jacksonville, Florida 32246-6484

                                                                         MAILING ADDRESS
                                                                          P.O. Box 45289
                                                                 Jacksonville, Florida 32232-5289

                                                          Performs recordkeeping and reporting services.

                                                 DISTRIBUTOR

                                       MERRILL LYNCH FUNDS DISTRIBUTOR,
                               A DIVISION OF PRINCETON FUNDS DISTRIBUTOR, INC.
                                                P.O. Box 9081
                                       Princeton, New Jersey 08543-9081

                                    Arranges for the sale of Trust shares.

                 COUNSEL                            THE TRUST                           CUSTODIAN

             BROWN & WOOD LLP                The Board of Trustees                 THE BANK OF NEW YORK
          One World Trade Center               oversees the Trust.           90 Washington Street, 12th Floor
      New York, New York 10048-0557                                              New York, New York 10286

    Provides legal advice to the Trust.                                  Holds the Trust's assets for safekeeping.

           INDEPENDENT AUDITORS                                               INVESTMENT ADVISER

          DELOITTE & TOUCHE LLP                                       MERRILL LYNCH ASSET MANAGEMENT, L.P.
             117 Campus Drive
     Princeton, New Jersey 08540-6400                                       ADMINISTRATIVE OFFICES
                                                                            800 Scudders Mill Road
           Audits the financial                                          Plainsboro, New Jersey 08536
    statements of the Trust on behalf of
            the shareholders.                                                  MAILING ADDRESS
                                                                                P.O. Box 9011
                                                                       Princeton, New Jersey 08543-9011

                                                                               TELEPHONE NUMBER
                                                                                1-800-MER-FUND

                                                                  Manages the Trust's day-to-day activities.


                     MERRILL LYNCH GLOBAL RESOURCES TRUST

                                                                          (LOGO)

For More Information [FOR MORE INFORMATION ICON]
SHAREHOLDER REPORTS

Additional information about the Trust's investments is available in the Trust's annual and semi-annual reports to shareholders. In the Trust's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Trust will send you one copy of each shareholder report and certain other mailings, regardless of the number of Trust accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant or the Transfer Agent at 1-800-MER-FUND.

STATEMENT OF ADDITIONAL INFORMATION

The Trust's Statement of Additional Information contains further information about the Trust and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Trust at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Consultant or the Trust, at the telephone number or address indicated above, if you have any questions.

Information about the Trust (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1- 800-SEC-0330 for information on the operation of the public reference room.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

Investment Company Act file #811-4282

Code #10301-11-99

(C) Merrill Lynch Asset Management, L.P.

Prospectus

[MERRILL LYNCH LOGO]

Merrill Lynch Global Resources Trust

[MERRILL LYNCH ARTWORK]


                                                               November 30, 1999

                      STATEMENT OF ADDITIONAL INFORMATION


                      MERRILL LYNCH GLOBAL RESOURCES TRUST

   P.O. Box 9011, Princeton, New Jersey 08543-9011 - Phone No. (609) 282-2800

                            ------------------------


     The investment objective of Merrill Lynch Global Resources Trust (the "Trust") is to achieve long-term growth of capital and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. The Trust also may invest in debt, preferred or convertible securities, the value of which is related to the market value of some natural resource asset ("asset-based securities"). The Trust's fully managed investment approach enables it to switch its emphasis among various natural resource industry groups depending upon management's outlook with respect to prevailing trends and developments. Current income from dividend and interest will not be a primary consideration in selecting securities. There can be no assurance that the investment objective of the Trust will be realized. For more information on the Trust's investment objectives and policies, see "Investment Objective and Policies."


     Pursuant to the Merrill Lynch Select Pricing(SM) System, the Trust offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Shares."

                            ------------------------


     This Statement of Additional Information of the Trust is not a prospectus and should be read in conjunction with the Prospectus of the Trust, dated November 30, 1999 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling (800) MER-FUND or by writing the Trust at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Trust's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1999 annual report to shareholders. You may request a copy of the annual report or the Prospectus at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.


                            ------------------------

              MERRILL LYNCH ASSET MANAGEMENT -- INVESTMENT ADVISER
                 MERRILL LYNCH FUNDS DISTRIBUTOR -- DISTRIBUTOR

                            ------------------------


   The date of this Statement of Additional Information is November 30, 1999.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Investment Objective and Policies...........................     2
  Description of Certain Investments........................     3
  European Economic and Monetary Union......................     5
  Derivatives...............................................     6
  Additional Risk Factors of OTC Transactions; Limitations
     on the Use of OTC Derivatives..........................     9
  Other Investment Policies and Practices...................     9
  Investment Restrictions...................................    10
  Portfolio Turnover........................................    12
Management of the Trust.....................................    13
  Trustees and Officers.....................................    13
  Compensation of Trustees..................................    14
  Management and Advisory Arrangements......................    15
  Code of Ethics............................................    16
Purchase of Shares..........................................    17
  Initial Sales Charge Alternatives -- Class A and Class D
     Shares.................................................    17
  Reduced Initial Sales Charge..............................    19
  Deferred Sales Charge Alternatives -- Class B and Class C
     Shares.................................................    22
  Distribution Plans........................................    25
  Limitations on the Payment of Deferred Sales Charges......    27
Redemption of Shares........................................    28
  Redemption................................................    28
  Repurchase................................................    29
  Reinstatement Privilege -- Class A and Class D Shares.....    29
Pricing of Shares...........................................    29
  Determination of Net Asset Value..........................    29
  Computation of Offering Price Per Share...................    31
Portfolio Transactions and Brokerage........................    31
Shareholder Services........................................    33
  Investment Account........................................    33
  Exchange Privilege........................................    34
  Fee-Based Programs........................................    36
  Retirement and Education Savings Plans....................    36
  Automatic Investment Plans................................    37
  Automatic Dividend Reinvestment Plan......................    37
  Systematic Withdrawal Plan................................    37
Dividends and Taxes.........................................    38
  Dividends.................................................    38
  Taxes.....................................................    39
  Tax Treatment of Options, Futures and Forward Foreign
     Exchange Transactions..................................    40
  Special Rules for Certain Foreign Currency Transactions...    41
Performance Data............................................    42
General Information.........................................    44
  Description of Shares.....................................    44
  Independent Auditors......................................    45
  Custodian.................................................    46
  Transfer Agent............................................    46
  Legal Counsel.............................................    46
  Reports to Shareholders...................................    46
  Shareholder Inquiries.....................................    46
  Additional Information....................................    46
Financial Statements........................................    47

                       INVESTMENT OBJECTIVE AND POLICIES

     The Trust is a non-diversified open-end management investment company. The investment objective of the Trust is to achieve long-term growth of capital and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. The Trust may also invest in debt, preferred or convertible securities, the value of which is related to the market value of some natural resource asset ("asset-based securities"). See "Asset-Based Securities" below. There can be no assurance that the investment objective of the Trust will be realized.

     The Trust expects that, under normal circumstances, at least 65% of its total assets will be invested in the securities of issuers from at least three different countries (including the United States). For purposes of this policy, an issuer ordinarily will be considered to be located in the country under the laws of which it is organized or where the primary trading market of its securities is located. The Trust, however, may consider a company to be located in a country, without reference to its domicile or to the primary trading market of its securities, when at least 50% of its non-current assets, capitalization, gross revenues or profits in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in such country. The Trust also may consider closed-end investment companies to be located in the country or countries in which they primarily make their portfolio investments.


     Natural resource assets are materials derived from natural sources that have economic value. The Trust will consider a company to have substantial natural resource assets when, in management's opinion, the company's holdings of the assets are of such magnitude, when compared to the capitalization, revenues or operating profits of the company, that changes in the economic value of the assets will affect the market price of the equity securities of such company. Generally, a company has substantial natural resource assets when at least 50% of the non-current assets, capitalization, gross revenues or operating profits of the company in the most recent or current fiscal year are involved in or result from (directly or indirectly through subsidiaries), exploring, mining, refining, processing, fabricating, dealing in or owning natural resource assets. Examples of natural resource assets include precious metals (e.g., gold, silver and platinum), ferrous and nonferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), hydrocarbons (e.g., coal, oil and natural gas), timber land, underdeveloped real property and agricultural commodities. The Trust presently does not intend to invest directly in natural resource assets or contracts related thereto.


     The Trust's fully-managed investment approach enables it to switch its emphasis among various industry groups depending upon management's outlook with respect to prevailing trends and developments. The Trust may seek to hedge its portfolio partially by writing covered call options or purchasing put options on its portfolio holdings.

     The Trust at all times, except during defensive periods, will maintain at least 65% of its total assets invested in companies with substantial natural resource assets or in asset-based securities. Current income from dividends and interest will not be a primary consideration in selecting securities. The Trust reserves the right as a temporary defensive measure to hold short-term U.S. Government securities, money market securities, including repurchase agreements, or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant. The Trust reserves the right to hold short-term U.S. Government securities, money market securities, including repurchase agreements, or cash for redemptions. Except during extraordinary periods, the Trust would not expect that such securities or cash held for redemptions would exceed 20% of its total assets.

     The Trust may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. However, the Trust will not invest more than 15% of its net assets in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale, certain investments in asset-backed and receivable-backed securities and restricted securities, unless the Trust's Board of Trustees continuously determines, based on the trading markets for the specific restricted security, that it is liquid. The Board of Trustees may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations.

     The Board of Trustees carefully monitors the Trust's investment in these securities purchased pursuant to Rule 144A, focusing on such factors, among others, as valuation, liquidity and availability of information. These investments in securities purchased pursuant to Rule 144A could have the effect of increasing the level of illiquidity in the Trust to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

     The investment policies of the Trust described in the first and fifth paragraphs of this section are fundamental policies of the Trust and may not be changed without the approval of the holders of a majority of the Trust's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

DESCRIPTION OF CERTAIN INVESTMENTS

Asset-Based Securities

     The Trust may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. For the purposes of the Trust's investment policies, these securities are referred to as "asset-based securities." The Trust will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (that is AAA, AA, A or BBB by Standard & Poor's ("S&P") or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or commercial paper rated A-1 by S&P or Prime-1 by Moody's) or of issuers that the Investment Adviser has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered "investment grade," may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If the asset-based security is backed by a bank letter of credit or other similar facility, the Investment Adviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which the Trust may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. As an example, assume gold is selling at a market price of $300 per ounce and an issuer sells a $1,000 face amount gold-related note with a seven-year maturity, payable at maturity at the greater of either $1,000 in cash or the then market price of three ounces of gold. If at maturity, the market price of gold is $400 per ounce, the amount payable on the note would be $1,200. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because the Trust presently does not intend to invest directly in natural resource assets, the Trust would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

     Convertible Securities. Convertible securities entitle the holder to receive interest payments on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

     The characteristics of convertible securities include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

     In analyzing convertible securities, the Investment Adviser will consider both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock.

     Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. Even in cases where a substantial portion of the convertible securities held by the Trust are denominated in United States dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described herein, the Trust is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.

     Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price for the underlying common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

     To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.

     Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Trust is called for redemption, the Trust will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

     Illiquid or Restricted Securities. The Trust may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Trust's assets in illiquid securities may restrict the ability of the Trust to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Trust's operations require cash, such as when the Trust redeems shares or pays dividends, and could result in the Trust borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

     The Trust may invest in restricted securities. Restricted securities may be sold in private placement transactions between the issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Trust or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Trust are required to be registered under the securities laws of one or more jurisdictions before being resold, the Trust may be required to bear the expenses of registration. Certain of the Trust's investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Trust may obtain access to material nonpublic information which may restrict the Trust's ability to conduct portfolio transactions in such securities.

     144A Securities. The Trust may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board of Trustees has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Trust's Board. The Board of Trustees has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board of Trustees will carefully monitor the Trust's investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Trust to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

EUROPEAN ECONOMIC AND MONETARY UNION

     For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty on European Union (the "Maastricht Treaty") set out a framework for the European Economic and Monetary Union ("EMU") among the countries that comprise the European Union ("EU"). EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. EMU took effect for the initial EMU participants as of January 1, 1999. Certain securities issued in participating EU countries (beginning with government and corporate bonds) were redenominated in the euro, and are listed, traded and make dividend and other payments only in euros.

     No assurance can be given that EMU will take full effect, that all the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Trust's investments in Europe generally or in specific countries participating in EMU. Gains or losses from euro conversions may be taxable to Trust shareholders under foreign or, in certain limited circumstances, U.S. tax laws.

DERIVATIVES

     The Trust may use instruments referred to as "Derivatives." Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) or a currency. Derivatives allow the Trust to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments.

Hedging

     The Trust may use Derivatives for hedging purposes. Hedging is a strategy in which a Derivative is used to offset the risk that other Trust holdings may decrease in value. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Trust or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by the Trust, in which case any losses on the holdings being hedged may not be reduced. This risk is known as "Correlation Risk."

     The Trust may use Derivative instruments and trading strategies including the following:

Options on Securities

     Purchasing Put Options. The Trust may purchase put options on securities held in its portfolio. When the Trust purchases a put option, in consideration for an upfront payment (the "option premium") the Trust acquires a right to sell to another party specified securities owned by the Trust at a specified price (the "exercise price") on or before a specified date (the "expiration date"). The purchase of a put option limits the Trust's risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option's expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Trust will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put. Purchasing a put option may involve correlation risk, and may also involve liquidity and credit risk. The Trust will not purchase put options on securities if, as a result of such purchase put options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Trust would exceed 5% of the market value of the Trust's total assets.

     The Trust is also authorized to purchase put options in connection with closing out put options it has previously sold.

     Writing Call Options. The Trust may write (i.e., sell) call options on securities held in its portfolio. When the Trust writes a call option, in return for an option premium the Trust gives another party the right to buy specified securities owned by the Trust at the exercise price on or before the expiration date. The Trust may write call options to earn income, through the receipt of option premiums. In the event the party to which the Trust has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Trust will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Trust limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding. Writing a call option may involve correlation risk. The Trust may not write call options in underlying securities in an amount exceeding 15% of the market value of its total assets. The Trust may not write covered call options in underlying securities in an amount exceeding 15% of the market value of its total assets.

     The Trust is also authorized to sell call options in connection with closing out call options it has previously purchased.

     Other than with respect to closing transactions, the Trust will only write call options that are "covered." A call option will be considered covered if the Trust has segregated assets with respect to such option in the manner described in "Risk Factors in Derivatives" below. A call option will also be considered covered if the Trust owns the securities it would be required to deliver upon exercise of the option or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.


     Types of Options. The Trust may engage in transactions in options on securities on exchanges and in the over-the-counter (OTC) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See "Additional Risk Factors of OTC Transactions; Limitation on the Use of OTC Derivatives" below.


Portfolio Transactions


     In executing portfolio transactions, the Trust seeks to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Trust generally seeks reasonably competitive commission rates, the Trust does not necessarily pay the lowest commission or spread available. The Trust contemplates that, consistent with its policy of obtaining the best net results, it will place orders for transactions with a number of brokers and dealers, including Merrill Lynch, an affiliate of the Investment Adviser. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Trust may receive orders for transactions by the Trust. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Investment Adviser and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. See "Management of the Trust -- Management and Advisory Arrangements." In addition, consistent with the Conduct Rules of the National Association of Securities Dealers (the "NASD"), management of the Trust may consider sales of shares of the Trust as a factor in the selection of brokers or dealers to execute portfolio transactions for the Trust. It is expected that the majority of the shares of the Trust will be sold by Merrill Lynch.


     The Trust anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States, although the Trust will endeavor to achieve the best net results in effecting such transactions.

Foreign Exchange Transactions

     The Trust may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.

     Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Trust will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. The Trust may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Trust has received or anticipates receiving a dividend or distribution. The Trust may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Trust is denominated or by purchasing a currency in which the Trust anticipates acquiring a portfolio position in the near future. The Trust may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk. The Trust may not commit more than 15% of its total assets to position hedging contracts.

     Limitations on Currency Hedging. The Fund will not speculate in Currency Instruments. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a "cross-hedge"). The Fund will only enter into a cross-hedge if the Investment Adviser believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

     Risk Factors in Hedging Foreign Currency Risks. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While the Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses, and decreases its total return, as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

     It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging.

Risk Factors in Derivatives

     Derivatives are volatile and involve significant risks, including:

     Credit Risk -- the risk that the counterparty on a Derivative transaction will be unable to honor its financial obligation to the Trust.

     Currency Risk -- the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

     Leverage Risk -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

     Liquidity Risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

     Use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments the Trust will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

     The Trust intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Trust will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

     Certain transactions in Derivatives involve substantial leverage risk and may expose the Trust to potential losses, which exceed the amount originally invested by the Trust. When the Trust engages in such a transaction, the Trust will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Trust's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Trust has assets available to satisfy its obligations with respect to the transaction, but will not limit the Trust's exposure to loss.


ADDITIONAL RISK FACTORS OF OTC TRANSACTIONS; LIMITATIONS ON THE USE OF OTC DERIVATIVES


     Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Trust to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Trust to ascertain a market value for such instruments. The Trust will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Trust can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

     Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Trust has unrealized gains in such instruments or has deposited collateral with its counterparty the Trust is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Trust will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Strategic Instruments traded in OTC markets only with financial institutions which have substantial capital or which have provided the Trust with a third-party guaranty or other credit enhancement.

OTHER INVESTMENT POLICIES AND PRACTICES

     Repurchase Agreements. The Trust may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the bank or the primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Trust will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Trust but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Trust may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Trust shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Trust would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

     Lending of Portfolio Securities. The Trust may from time to time lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. This limitation is a fundamental policy, and it may not be changed without the approval of the holders of a majority of the Trust's outstanding voting securities, as defined in the Investment Company Act. During the period of such a loan, the Trust typically receives the income on both the loaned securities and the collateral and thereby increases its yield. In certain circumstances, the Trust may receive a flat fee. Such loans are terminable at any time, and the borrower, after notice, will be required to return borrowed securities within five business days. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or otherwise, the Trust could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

     Suitability. The economic benefit of an investment in the Trust depends upon many factors beyond the control of the Trust, the Investment Adviser and its affiliates. Because of its emphasis on securities of domestic and foreign companies with substantial natural resource assets, the Trust should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Trust will depend upon, among other things, such investor's investment objectives and such investor's ability to accept the risks associated with investing in securities of domestic and foreign companies with substantial natural resource assets, including the risk of loss of principal.

INVESTMENT RESTRICTIONS

     The Trust has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Trust's outstanding voting securities (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

     Under the fundamental investment restrictions, the Trust may not:

          1. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

          2. Make investments for the purpose of exercising control or management.

          3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Trust may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances and repurchase agreements and similar instruments shall not be deemed to be the making of a loan, and except further that the Trust may lend its portfolio securities provided that the lending of portfolio securities may be made only in accordance with applicable law and guidelines set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

          5. Issue senior securities to the extent such issuance would violate applicable law.

          6. Borrow money, except that (i) the Trust may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed) (ii) the Trust may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Trust may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Trust may purchase securities on margin to the extent permitted by applicable law. The Trust may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Trust's investment policies as set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

          7. Underwrite securities of other issuers, except insofar as the Trust technically may be deemed an underwriter under the Securities Act, in selling portfolio securities.

          8. Purchase or sell commodities or contracts on commodities, except to the extent the Trust may do so in accordance with applicable law and the Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodities Exchange Act.

     In addition, the Trust has adopted non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. Under the non-fundamental investment restrictions, the Trust may not:

          a. Purchase securities of other investment companies except to the extent that such purchases are permitted by applicable law. As a matter of policy, however, the Trust will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Trust.

          b. Make short sales of securities or maintain a short position except to the extent permitted by applicable law. The Trust currently does not intend to engage in short sales "against the box".


          c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or to a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction does not apply to securities which mature within seven days or securities which the Board of Trustees of the Trust have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (a "Rule 144A Security") and determined to be liquid by the Trust's Board of Trustees are not subject to the limitations set forth in this investment restriction.


          d. Notwithstanding fundamental investment restriction (6) above, borrow money or pledge its assets except that the Trust may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 10% (taken at the market value) of its total assets and pledge its assets to secure such borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, and, if applicable, interest rate futures contracts, options on interest rate futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.) The Trust will not purchase securities while borrowings exceed 5% (taken at market value) of its total assets.

     Portfolio securities of the Trust generally may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

     The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Trust has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Trust, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Trust and margin deposits on the Trust's existing OTC options on futures contracts exceeds 15% of the net assets of the Trust, taken at market value, together with all other assets of the Trust which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Trust to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Trust has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Trust will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Trust and may be amended by the Board of Trustees of the Trust without the approval of the Trust's shareholders. However, the Trust will not change or modify this policy prior to the change or modification by the Commission staff of its position.

     In addition, as a non-fundamental policy which may be changed by the Board of Trustees and to the extent required by the Commission or its staff, the Trust will, for purposes of investment restriction (1), treat securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

     Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Investment Adviser, the Trust is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions." Without such an exemptive order, the Trust would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.


     Non-Diversified Status. The Trust is classified as non-diversified within the meaning of the Investment Company Act, which means that the Trust is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Trust's investments are limited, however, in order to allow the Trust to qualify as a "regulated investment company" under the Code. See "Dividends and Taxes -- Taxes." To qualify, the Trust complies with certain requirements, including limiting its investments so that the close of each quarter of the taxable year (i) not more than 25% of the market value of the Trust's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Trust will not own more than 10% of the outstanding voting securities of a single issuer. A fund that elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Trust assumes large positions in the securities of a small number of issuers, the Trust's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Trust may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.


PORTFOLIO TURNOVER


     The Investment Adviser will effect portfolio transactions without regard to the time the securities have been held, if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, financial or economic conditions. As a result of its investment policies, the Trust may engage in a substantial number of portfolio transactions and the Trust's portfolio turnover rate may vary greatly from year to year or during periods within a year. The portfolio turnover rate is calculated by dividing the lesser of the Trust's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high portfolio turnover may result in negative tax consequences, such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount. See "Dividends and Taxes -- Taxes." High portfolio turnover may also involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Trust.

                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS


     The Trustees of the Trust consist of nine individuals, seven of whom are not "interested persons" of the Trust as defined in the Investment Company Act (the "non-interested Trustees"). The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act. Information about the Trustees, executive officers and the portfolio manager of the Trust, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Director, executive officer and the portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.



     TERRY K. GLENN (59) -- President and Trustee(1)(2) -- Executive Vice President of the Investment Adviser and Fund Asset Management, L.P. ("FAM") (which terms as used herein include their corporate predecessors) since 1983; President of Princeton Funds Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of Princeton Administrators, L.P. since 1988.


     DONALD CECIL (72) -- Trustee(2)(3) -- 1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Associates (an investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.

     M. COLYER CRUM (67) -- Trustee(2) -- 104 Westcliff Road, Weston, Massachusetts 02193. Currently James R. Williston Professor of Investment Management Emeritus, Harvard Business School; James R. Williston Professor of Investment Management, Harvard Business School, from 1971 to 1996; Director of Cambridge Bancorp, Copley Properties, Inc. and Sun Life Assurance Company of Canada.


     LAURIE SIMON HODRICK (37) -- Trustee(2) -- 809 Uris Hall, 3022 Broadway, New York, New York 10027. Professor of Finance and Economics, Graduate School of Business, Columbia University since 1998; Associate Professor of Finance and Economics, Graduate School of Business, Columbia University from 1996 to 1998; Associate Professor of Finance, J.L. Kellogg Graduate School of Management, Northwestern University from 1992 to 1996.


     EDWARD H. MEYER (72) -- Trustee(2)(3) -- 777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970 and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Harman International Industries, Inc. and Ethan Allen Interiors, Inc.


     JACK B. SUNDERLAND (71) -- Trustee(2) -- P.O. Box 7, West Cornwall, Connecticut 06796. President and Director of American Independent Oil Company, Inc. (an energy company) since 1987; Member of Council on Foreign Relations since 1971.


     J. THOMAS TOUCHTON (60) -- Trustee(2) -- Suite 3405, One Tampa City Center, 201 North Franklin Street, Tampa, Florida 33602. Managing Partner of The Witt-Touchton Company and its predecessor The Witt Co. (a private investment partnership) since 1972; Trustee Emeritus of Washington and Lee University; Director of TECO Energy, Inc. (an electric utility holding company).

     FRED G. WEISS (58) -- Trustee(2) -- 16410 Maddalena Place, Delray Beach, Florida 33446. Managing Director of FGW Associates since 1997; Vice President, Planning, Investment, and Development of Warner Lambert Co. from 1979 to 1997; Director of Noven Corporation (a pharmaceutical company) since 1997.


     ARTHUR ZEIKEL (67) -- Trustee(1)(2) -- 300 Woodland Avenue, Westfield, New Jersey 07090. Chairman of the Investment Adviser and FAM from 1997 to 1999 and President thereof from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999, Director thereof from 1993 to 1999 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") from 1990 to 1999.

     ROBERT M. SHEARER (44) -- Senior Vice President and Portfolio
Manager(1) -- First Vice President of the Investment Adviser since 1998; Vice President of the Investment Adviser from September 1997 to January 1998; Portfolio Manager of the Investment Adviser since 1997; Associate Portfolio Manager of the Investment Adviser from September 1997 to December 1997; Vice President and Assistant Portfolio Manager with David L. Babson and Company Incorporated from 1996 to 1997; and Vice President/Sector Manager with Concert Capital Management from 1993 to 1996.


     DONALD C. BURKE (39) -- Vice President and Treasurer(1)(2) -- Senior Vice President and Treasurer of the Investment Adviser and FAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; First Vice President of the Investment Adviser from 1997 to 1999; Vice President of the Investment Adviser from 1990 to 1997; Director of Taxation of the Investment Adviser since 1990; Vice President of PFD since 1999.



     ROBERT C. DOLL(45) -- Senior Vice President(1)(2) -- Senior Vice President of the Investment Adviser and FAM since 1999; Senior Vice President of Princeton Services since 1999, Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.


     THOMAS D. JONES, III (34) -- Secretary(1)(2) -- Vice President of the Investment Adviser since 1998; Attorney with the Investment Adviser and MLAM since 1992.
---------------
(1) Interested person, as defined in the Investment Company Act, of the Trust.
(2) Such Director or officer is a trustee, director or officer of certain other investment companies for which the Manager or FAM acts as the investment adviser or manager.
(3) Member of the Trust's Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Directors.


     As of November 4, 1999, the Trustees and officers of the Trust as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of the Trust. At such date, Mr. Zeikel, a Trustee of the Trust, Mr. Glenn, a Trustee and officer of the Trust, and the other officers of the Trust owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.


COMPENSATION OF TRUSTEES


     The Trust pays each non-interested Trustee a fee of $3,500 per year plus a fee of $500 per Board meeting attended. The Trust also compensates each member of the Audit and Nominating Committee (the "Committee"), which consists of the non-interested Trustees at a rate of $2,500 per year. The Trust pays the Chairman of the Committee an additional fee of $1,000 per year. The Trust reimburses each non-interested Trustee for his or her out-of-pocket expenses relating to attendance at Board and Committee meetings.


     The following table shows the compensation earned by the non-interested Trustees for the fiscal year ended July 31, 1999 and the aggregate compensation paid to them from all registered investment companies advised by the Investment Adviser and its affiliate, FAM ("MLAM/FAM-advised funds"), for the calendar year ended December 31, 1998.


                                                                                                       AGGREGATE
                                                                 PENSION OR          ESTIMATED     COMPENSATION FROM
                                                             RETIREMENT BENEFITS      ANNUAL        TRUST AND OTHER
                              POSITION WITH   COMPENSATION   ACCRUED AS PART OF    BENEFITS UPON       MLAM/FAM-
NAME                              TRUST        FROM TRUST       TRUST EXPENSE       RETIREMENT     ADVISED FUNDS(1)
----                          -------------   ------------   -------------------   -------------   -----------------
Donald Cecil................     Trustee         $9,000             None               None            $277,808
M. Colyer Crum..............     Trustee         $8,000             None               None            $116,600
Laurie Simon Hodrick(2).....     Trustee         $8,000             None               None            $      0
Edward H. Meyer.............     Trustee         $8,000             None               None            $214,558
Jack B. Sunderland..........     Trustee         $8,000             None               None            $133,600
J. Thomas Touchton..........     Trustee         $8,000             None               None            $133,600
Fred G. Weiss...............     Trustee         $8,000             None               None            $140,842


---------------

(1) The Trustees serve on the boards of MLAM/FAM-advised funds as follows: Mr. Cecil (35 registered investment companies consisting of 35 portfolios); Mr. Crum (17 registered investment companies consisting of 17 portfolios); Ms. Hodrick (17 registered investment companies consisting of 17 portfolios); Mr. Meyer (35 registered investment companies consisting of 35 portfolios); Mr. Sunderland (20 registered investment companies consisting of 32 portfolios); Mr. Touchton (20 registered investment companies consisting of 32 portfolios); and Mr. Weiss (17 registered investment companies consisting of 17 portfolios).


(2) Ms. Hodrick was elected a Trustee of the Trust on November 3, 1999.

     Trustees of the Trust may purchase Class A shares of the Trust at net asset value. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares -- Reduced Initial Sales Charges -- Purchase Privilege of Certain Persons."

MANAGEMENT AND ADVISORY ARRANGEMENTS


     Investment Advisory Services. The Investment Adviser provides the Trust with investment advisory and management services. Subject to the supervision of the Trustees, the Investment Adviser is responsible for the actual management of the Trust's portfolio and constantly reviews the Trust's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Trust.


     Investment Advisory Fee. The Trust has entered into an investment advisory agreement with the Investment Adviser (the "Investment Advisory Agreement"), pursuant to which the Investment Adviser receives for its services to the Trust monthly compensation at the annual rate of 0.60% of the average daily net assets of the Trust. The table below sets forth information about the total management fees paid by the Trust to the Investment Adviser for the periods indicated.


                 FISCAL YEAR ENDED JULY 31,                       MANAGEMENT FEE
                 --------------------------                   -----------------------
1999........................................................        $  511,418
1998........................................................        $  903,333
1997........................................................        $1,350,592


     The Investment Adviser has also entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") pursuant to which MLAM U.K. provides investment advisory services to the Investment Adviser with respect to the Trust. For the fiscal years ended July 31, 1997, 1998 and 1999, the Investment Adviser paid no fees to MLAM U.K. pursuant to such arrangement.


     Payment of Trust Expenses. The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the Trust who are affiliated persons of the Investment Adviser. The Trust pays all other expenses incurred in the operation of the Trust, including among other things: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, except to the extent paid by Merrill Lynch Funds Distributor, a division of PFD (the "Distributor"); charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of non-interested Trustees; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Trust. Accounting services are provided for the Trust by the Investment Adviser and the Trust reimburses the Investment Adviser for its costs in connection with such services on a semi-annual basis. The Distributor will pay certain promotional expenses of the Trust incurred in connection with the offering of shares of the Trust. Certain expenses will be financed by the Trust pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares -- Distribution Plans."


     Organization of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

     The following entities may be considered "controlling persons" of MLAM
U.K.: Merrill Lynch Europe PLC (MLAM U.K.'s parent), a subsidiary of Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.


     Duration and Termination. Unless earlier terminated as described herein, the Investment Advisory Agreement and the Sub-Advisory agreement will continue in effect from year to year if approved annually (a) by the Trustees of the Trust or by a majority of the outstanding shares of the Trust and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by vote of the shareholders of the Trust.


     Transfer Agency Services. Financial Data Services, Inc. (the "Transfer Agent"), a subsidiary of ML & Co., acts as the Trust's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $11.00 per Class A or Class D account and $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

     Distribution Expenses. The Trust has entered into four separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Trust (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Trust. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

CODE OF ETHICS

     The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act that incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on trust investment personnel.

     The Codes require that all employees of the Investment Adviser pre-clear any personal securities investment (with limited exceptions, such as government securities). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Trust within periods of trading by the Trust in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                               PURCHASE OF SHARES

     Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

     The Trust offers four classes of shares under the Merrill Lynch Select Pricing(SM) System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C or Class D share of the Trust represents an identical interest in the investment portfolio of the Trust and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges ("CDSCs"), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Trust and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Trust for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."

     Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Trust. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

     The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by the Investment Adviser or FAM. Funds advised by the Investment Adviser or FAM that utilize the Merrill Lynch Select Pricing(SM) System are referred to herein as "Select Pricing Funds."

     The Trust or the Distributor may suspend the continuous offering of the Trust's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Trust or the Distributor. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES

     Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charges and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Select Pricing Funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

     The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Trust, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Trust or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Eligible Class A Investors


     Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares in a shareholder account, including participants in the Merrill Lynch Blueprint(SM) Program, are entitled to purchase additional Class A shares of the Trust in that account. Certain employee-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM/FAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program has $3 million or more initially invested in Select Pricing Funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM/FAM-advised investment companies. Certain persons who acquired shares of certain MLAM/FAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Trust also may purchase Class A shares of the Trust if certain conditions are met. In addition, Class A shares of the Trust and certain other Select Pricing Funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc., and, if certain conditions are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Trust and certain other Select Pricing Funds.


Class A and Class D Sales Charge Information

                                 CLASS A SHARES

------------------------------------------------------------------------------------------------
 FOR THE FISCAL YEAR     GROSS SALES     SALES CHARGES     SALES CHARGES     CDSCS RECEIVED ON
        ENDED              CHARGES        RETAINED BY         PAID TO          REDEMPTION OF
       JULY 31,           COLLECTED       DISTRIBUTOR      MERRILL LYNCH     LOAD-WAIVED SHARES
 -------------------    -------------   ---------------   ---------------   --------------------
1999..................     $ 2,241          $  179            $ 2,062                $0
1998..................     $ 1,045          $   93            $   952                $0
1997..................     $ 2,729          $  184            $ 2,545                $0

                                 CLASS D SHARES


------------------------------------------------------------------------------------------------
 FOR THE FISCAL YEAR     GROSS SALES     SALES CHARGES     SALES CHARGES     CDSCS RECEIVED ON
        ENDED              CHARGES        RETAINED BY         PAID TO          REDEMPTION OF
       JULY 31,           COLLECTED       DISTRIBUTOR      MERRILL LYNCH     LOAD-WAIVED SHARES
 -------------------    -------------   ---------------   ---------------   --------------------
1999..................     $ 3,486          $  189            $ 3,297                $0
1998..................     $15,442          $1,081            $14,361                $0
1997..................     $23,480          $1,557            $21,923                $0


     The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Trust will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.


REDUCED INITIAL SALES CHARGE



     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.


     Reinvested Dividends. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends.

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Trust subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Trust and of any other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Trust or any Select Pricing Funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund's Transfer Agent. The Letter of Intent is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Trust and of other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the further reduced percentage sales charge that would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charge on any previous purchase.

     The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund into the Trust that creates a sales charge will count toward completing a new or existing Letter of Intent from the Trust.


     Merrill Lynch Blueprint(SM) Program. Class D shares of the Fund are offered to participants in the Merrill Lynch Blueprint(SM) Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, $300.01 up to $5,000 at 3.25% plus $3 and
$5.000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A or Class D shares of the Fund are being offered at net asset value plus a sales charge of 0.50% of 1% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares.



     Class A and Class D shares are offered at net asset value to participants in Blueprint through the Merrill Lynch Directed IRA Rollover Program (the "IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer-sponsored retirement and savings plans whose trustee and/or plan sponsor has entered into a Merrill Lynch Directed IRA Rollover Program Service Agreement.



     Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.


     TMA(SM) Managed Trusts. Class A shares are offered at net asset value to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

     Employee Access(SM) Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

     Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

     Purchase Privilege of Certain Persons. Trustees of the Trust, members of the Boards of other MLAM/ FAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Trust at net asset value. The

Trust realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Trust. Employees and directors or trustees wishing to purchase shares of the Trust must satisfy the Trust's suitability standards.

     Class D shares of the Trust are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Trust with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and, second, the investor must establish that such redemption had been made within 60 days prior to the investment in the Trust and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

     Class D shares of the Trust are also offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice") if the following conditions are satisfied: first, the investor must purchase Class D shares of the Trust with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and, second, such purchase of Class D shares must be made within 90 days after such notice.

     Class D shares of the Trust are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Trust with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and, second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.


     Closed-End Fund Investment Option. Class A shares of the Trust and certain other Select Pricing Funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by FAM or MLAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing(SM) System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Trust and other Select Pricing Funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Eligible Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.



     Shareholders of certain MLAM/FAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Trust. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Trust, and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Trust, except that shareholders already owning Class A shares of the Trust will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Trust. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Trust on such day.

     Acquisition of Certain Investment Companies. Class D shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

DEFERRED SALES CHARGE ALTERNATIVES -- CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

     Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Trust after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See "Pricing of Shares -- Determination of Net Asset Value" below.

Contingent Deferred Sales Charges -- Class B Shares

     Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the four-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     The following table sets forth the Class B CDSC:

                                           CDSC AS A PERCENTAGE
                                             OF DOLLAR AMOUNT
    YEAR SINCE PURCHASE PAYMENT MADE        SUBJECT TO CHARGE
    --------------------------------       --------------------
0-1......................................          4.0%
1-2......................................          3.0%
2-3......................................          2.0%
3-4......................................          1.0%
4 and thereafter.........................          None

     To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

     The Class B CDSC may be waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability or, if later, reasonably promptly following completion of probate. The Class B CDSC also may be waived on redemptions of shares by certain eligible 401(a) and 401(k) plans. The CDSC may also be waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC may be waived for any Class B shares that were acquired and held at the time of the redemption in an Employee Access(SM) Account available through employers providing eligible 401(k) plans. The Class B CDSC may also be waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The Class B CDSC may also be waived or its terms may be modified in connection with certain fee-based programs. The Class B CDSC may also be waived in connection with involuntary termination of an account in which Trust shares are held or for withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See "Shareholder Services -- Fee Based Programs" and "-- Systematic Withdrawal Plan."


     Retirement Plans. Any Retirement Plan that does not meet the qualifications to purchase Class A or Class D shares at net asset value has the option of purchasing Class A or Class D shares at the sales charge schedule disclosed in the Prospectus, or if the Retirement Plan meets the following requirements, then it may purchase Class B shares with a waiver of the CDSC upon redemption. The CDSC is waived for any Eligible 401(k) Plan redeeming Class B shares. "Eligible 401(k) Plan" is defined as a retirement plan qualified under
Section 401(k) of the Code with a salary reduction feature offering a menu of investments to plan participants. The CDSC is also waived for redemptions from a 401(a) plan qualified under the Code, provided, however, that such plan has the same or an affiliated sponsoring employer as an Eligible 401(k) Plan purchasing Class B shares of Select Pricing Funds ("Eligible 401(a) Plan"). Other tax qualified retirement plans within the meaning of Section 401(a) or 401(b) of the Code that are provided specialized services (e.g., plans whose participants may direct on a daily basis their plan allocations among a menu of investments) by independent administration firms contracted through Merrill Lynch also may purchase Class B shares with a waiver of the CDSC. The CDSC also is waived for any Class B shares that are purchased by an Eligible 401(k) Plan or Eligible 401(a) Plan and are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares that are purchased by a Merrill Lynch Rollover IRA that was funded by a rollover from a terminated 401(k) Plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The minimum initial and subsequent purchase requirements are waived in connection with all of the above-referenced Retirement Plans. The CDSC is also waived for any Class B shares that were acquired and held at the time of redemption by Employee Access Accounts available through employers that provide Eligible 401(k) Plans. The initial minimum for such accounts is $250, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.



     Merrill Lynch Blueprint(SM) Program. Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations and credit unions. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint.

Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other Class B investors. Order for purchases and redemptions of Class B shares of the Fund will be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of a Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.


     Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Trust. Class D shares are subject to an ongoing account maintenance fee of 0.25% of the average daily net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class D shares of the Trust in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Trust held in the account on the Conversion Date will be converted to Class D shares of the Trust.

     In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed income Select Pricing Funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."

     Class B shareholders of the Trust exercising the exchange privilege described under "Shareholder Services -- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

     Share certificates for Class B shares of the Trust to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

Contingent Deferred Sales Charges -- Class C Shares

     Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with involuntary termination of an account in which Trust shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See "Shareholder Services -- Systematic Withdrawal Plan." The Class C CDSC of the Trust and certain other MLAM-advised mutual funds may be waived with respect to Class C shares purchased by an investor with the net proceeds of a tender offer made by certain MLAM-advised closed end funds, including Merrill Lynch Senior Floating Rate Fund II, Inc. Such waiver is subject to the requirement that the tendered shares shall have been held by the investor for a minimum of one year and to such other conditions as are set forth in the prospectus for the related closed end fund.


Class B and Class C Sales Charge Information


                               CLASS B SHARES*
-----------------------------------------------------------------------------
  FOR THE FISCAL YEAR          CDSCs RECEIVED             CDSCs PAID TO
     ENDED JULY 31,            BY DISTRIBUTOR             MERRILL LYNCH
------------------------  ------------------------   ------------------------
          1999                    $ 48,853                   $ 48,853
          1998                    $119,757                   $ 19,757
          1997                    $222,547                   $222,547


              * Additional Class B CDSCs payable to the
                Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.


                               CLASS C SHARES
-----------------------------------------------------------------------------
  FOR THE FISCAL YEAR          CDSCs RECEIVED             CDSCs PAID TO
     ENDED JULY 31,            BY DISTRIBUTOR             MERRILL LYNCH
------------------------  ------------------------   ------------------------
          1999                     $  723                     $  733
          1998                     $  809                     $  809
          1997                     $3,004                     $3,004


     Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Trust in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Trust to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See "Distribution Plans" below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below.

DISTRIBUTION PLANS

     Reference is made to "Fees and Expenses" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Trust to the Distributor with respect to such classes.

     The Distribution Plans for Class B, Class C and Class D shares each provides that the Trust pay the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Trust attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class B, Class C and Class D shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution
Plan).

     The Distribution Plans for Class B and Class C shares each provides that the Trust also pay the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Trust attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the Trust, including payments to financial consultants for selling Class B and Class C shares of the Trust. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares.

     The Trust's Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Trust and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is reasonable likelihood that each Distribution Plan will benefit the Trust and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the Trust. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Trust without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Trust preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

     Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans annually, as of December 31 of each year, on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultant compensation.


     As of December 31, 1998, the fully allocated accrual revenues incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class B shares exceeded the fully allocated expenses by approximately $7,655,000 (34.93% of Class B net assets at that date). As of July 31, 1999, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $42,499,865 (198.14% of Class B net assets at that date). As of December 31, 1998, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class C shares exceeded the fully allocated accrual revenues by approximately $76,000 (5.23% of Class C net assets at that date). As of July 31, 1999, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $76,463 (3.75% of Class C net assets at that date).



     For the fiscal year ended July 31, 1999, the Trust paid the Distributor $223,982 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $22.5 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended July 31, 1999, the Trust paid the Distributor $15,783 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $1.6 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended July 31, 1999, the Trust paid the Distributor $132,855 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $53.3 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.


LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Trust, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Trust to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Trust will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Trust rather than to the Distributor; however, the Trust will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

     The following table sets forth comparative information as of July 31, 1999 with respect to the Class B and Class C shares of the Trust indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor's voluntary maximum.


                                                              DATA CALCULATED AS OF JULY 31, 1999
                               --------------------------------------------------------------------------------------------------
                                                                         (IN THOUSANDS)
                                                                                                                        ANNUAL
                                                                                                                     DISTRIBUTION
                                                                ALLOWABLE                  AMOUNTS                      FEE AT
                                ELIGIBLE       ALLOWABLE       INTEREST ON   MAXIMUM      PREVIOUSLY     AGGREGATE   CURRENT NET
                                 GROSS         AGGREGATE         UNPAID       AMOUNT       PAID TO        UNPAID        ASSET
                                SALES(1)    SALES CHARGES(2)   BALANCE(3)    PAYABLE    DISTRIBUTOR(4)    BALANCE      LEVEL(5)
                               ----------   ----------------   -----------   --------   --------------   ---------   ------------
CLASS B SHARES FOR THE PERIOD
AUGUST 2, 1985 (COMMENCEMENT
OF OPERATIONS) TO JULY 31,
1999
Under NASD Rule as Adopted...  $1,338,376       $82,094          $85,611     $167,705      $53,049       $114,657        $161
Under Distributor's Voluntary
  Waiver.....................  $1,338,376       $82,094          $ 8,246     $90,340       $53,049       $ 37,292        $161

CLASS C SHARES, FOR THE
  PERIOD OCTOBER 21, 1994
  (COMMENCEMENT OF
  OPERATIONS) TO JULY 31,
  1999
Under NASD Rule as Adopted...  $    9,323       $   586          $   208     $   794       $    99       $    695        $ 15


---------------
(1) Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Includes amounts attributable to exchanges from Summit Cash Reserves Fund ("Summit") which are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the "redeemed fund"). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.
(3) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.

(4) Consists of CDSC payments, distribution fee payments and accruals. See "What are the Trust's fees and expenses?" in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFA(SM)) Program (the "MFA Program"). The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.
(5) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).

                              REDEMPTION OF SHARES

     Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

     The Trust is required to redeem for cash all shares of the Trust upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the New York Stock Exchange (the "NYSE") is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Trust is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Trust.

     The value of shares at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Trust at such time.

REDEMPTION


     A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Trust. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signatures on the redemption request may require a guarantee by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the "Exchange Act"), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent's register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent's register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies With Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

     At various times the Trust may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Trust may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Trust shares, which will not usually exceed 10 days.


REPURCHASE

     The Trust also will repurchase Trust shares through a shareholder's listed securities dealer. The Trust normally will accept orders to repurchase Trust shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the dealer prior to the regular close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Trust from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Trust not later than 30 minutes after the close of business on the NYSE, in order to obtain that day's closing price.

     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Trust (other than any applicable
CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Trust. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent on accounts held at the Transfer Agent are not subject to the processing fee. The Trust reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Trust may redeem Trust shares as set forth above. Redemption payments will be made within seven days of the proper tender of the certificates.

REINSTATEMENT PRIVILEGE -- CLASS A AND CLASS D SHARES

     Shareholders who have redeemed their Class A or Class D shares of the Trust have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Trust at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                               PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

     Reference is made to "How Shares are Priced" in the Prospectus.

     The net asset value of the shares of all classes of the Trust is determined once daily Monday through Friday after the close of business on the NYSE on each day the NYSE is open for trading. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Net asset value is computed by dividing the value of the securities held by the Trust plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser and Distributor are accrued daily.

     The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Trust. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

     Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Trustees as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Trust writes an option, the amount of the premium received is recorded on the books of the Trust as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Trust are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are stated at fair value as determined in good faith by or under the direction of the Trustees of the Trust. Such valuations and procedures will be reviewed periodically by the Trustees.

     Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net asset value.

COMPUTATION OF OFFERING PRICE PER SHARE

     An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Trust based on the value of the Trust's net assets and number of shares outstanding on July 31, 1999 is set forth below.


                                                 CLASS A       CLASS B      CLASS C       CLASS D
                                                ----------   -----------   ----------   -----------
Net Assets....................................  $9,137,653   $21,449,811   $2,039,100   $56,698,528
                                                ==========   ===========   ==========   ===========
Number of Shares Outstanding..................     588,901     1,378,874      132,735     3,655,220
                                                ==========   ===========   ==========   ===========
Net Asset Value Per Share (net assets divided
  by number of shares outstanding)............  $    15.52   $     15.56   $    15.36   $     15.51
Sales Charge (for Class A and Class D shares:
  5.25% of offering price; 5.54% of net asset
  value per share)*...........................         .86            **           **           .86
                                                ==========   ===========   ==========   ===========
Offering Price................................  $    16.38   $     15.56   $    15.36   $     16.37
                                                ==========   ===========   ==========   ===========


---------------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares -- Deferred Sales Charges Alternatives -- Class B and Class C Shares" herein.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


     Subject to policies established by the Board of Trustees of the Trust, the Investment Adviser is primarily responsible for the execution of the Trust's portfolio transactions and the allocation of brokerage. The Trust has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Investment Adviser seeks to obtain the best net results for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Trust does not necessarily pay the lowest spread or commission available. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Trustees of the Trust, the Investment Adviser may consider sales of shares of the Trust as a factor in the selection of brokers or dealers to execute portfolio transactions for the Trust; however, whether or not a particular broker or dealer sells shares of the Trust neither qualifies nor disqualifies such broker or dealer to execute transactions for the Trust.


     Subject to obtaining the best net results, brokers who provide supplemental investment research services to the Investment Adviser may receive orders for transactions by the Trust. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Management Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of the Investment Adviser the Trust will benefit from supplemental research services, the Investment Adviser is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which the Investment Adviser exercises investment discretion. Conversely, the Trust may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.


     The Trust anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Trust will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States.


     Foreign equity securities may be held by the Trust in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The Trust's ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Trust are redeemable on a daily basis in U.S. dollars, the Trust intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.


     Information about the brokerage commissions paid by the Trust, including commissions paid to Merrill Lynch, is set forth in the following table:


                                              AGGREGATE BROKERAGE   COMMISSIONS PAID
         FISCAL YEAR ENDED JULY 31,            COMMISSIONS PAID     TO MERRILL LYNCH
         --------------------------           -------------------   ----------------
1999........................................       $295,273             $22,994
1998........................................       $317,783             $17,450
1997........................................       $472,315             $22,790



     For the fiscal year ended July 31, 1999, the brokerage commissions paid to Merrill Lynch represented 7.79% of the aggregate brokerage commissions paid and involved 9.97% of the Trust's dollar amount of transactions involving payment of brokerage commissions.


     The Trust may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Trust and persons who are affiliated with such affiliated persons are prohibited from dealing with the Trust as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Trust will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Trust may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Trust may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of Directors of the Trust that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See "Investment Objective and Policies -- Investment Restrictions."

     Section 11(a) of the Exchange Act generally prohibits members of the United States national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member
(i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Trust in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Trust and annual statements as to aggregate compensation will be provided to the Trust.

     The Board of Trustees of the Trust has considered the possibility of seeking to recapture for the benefit of the Trust brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Trust to the Investment Adviser. After considering all factors deemed relevant, the Board of Trustees made a determination not to seek such recapture. The Board will reconsider this matter from time to time.

     Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Trust or other clients or funds for which the Investment Adviser or an affiliate acts as manager transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                              SHAREHOLDER SERVICES


     The Trust offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Trust. Full details as to each of such services, copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Trust, by calling the telephone number on the cover page hereof, or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors and certain of these services are not available to investors who place orders through Merrill Lynch Blueprint(SM) Program.


INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will also receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. A shareholder may also maintain an account through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically at the Transfer Agent.

     Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

     Shareholders may transfer their Trust shares from Merrill Lynch to another securities dealer that has entered into a selected dealer agreement with Merrill Lynch. Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer that has not entered into a selected dealer agreement with Merrill Lynch, the shareholder must either (i) redeem his or her shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder may also request the new securities dealer to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer for the benefit of the shareholder whether the securities dealer has entered into a selected dealer agreement or not.

     Shareholders considering transferring a tax-deferred retirement account, such as an individual retirement account, from Merrill Lynch to another securities dealer should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Trust, a shareholder must either redeem the shares, paying any applicable CDSC, so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

EXCHANGE PRIVILEGE

     U.S. shareholders of each class of shares of the Trust have an exchange privilege with certain other Select Pricing Funds and Summit Cash Reserves Fund ("Summit"), a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

     Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Trust for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in the account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

     Exchanges of Class A and Class D Shares. Class A shareholders may exchange Class A shares of the Trust for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Select Pricing Fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class D shares are exchangeable with shares of the same class of other Select Pricing Funds.

     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of other Select Pricing Funds or for Class A shares of Summit, ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares, respectively, of the other funds with a reduced sales charge or without a sales charge.

     Exchanges of Class B and Class C Shares. Certain Select Pricing Funds with Class B or Class C shares outstanding ("outstanding Class B or Class C shares") offer to exchange their Class B or Class C shares for Class B or Class C shares, respectively, of certain other Select Pricing Funds or for Class B shares of Summit ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Trust exercising the exchange privilege will continue to be subject to the Trust's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Trust acquired through use of the exchange privilege will be subject to the Trust's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Trust for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Trust's Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Trust Class B shares to the three-year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years. Shareholders of Merrill Lynch Senior Floating Rate Fund II, Inc. have the option to exchange their shares of common stock into Class C shares of certain Merrill Lynch-sponsored open-end funds ("Eligible Class C Shares") at their net asset value, without the imposition of any contingent deferred sales charge upon any subsequent redemption of eligible Class C Shares. This investment option is available only with respect to eligible shares of Merrill Lynch Senior Floating Rate Fund II, Inc. as to which no Early Withdrawal Charge is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of Class C shares of the fund on such day.


     Exchanges for Shares of a Money Market Fund. Class A and Class D shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Consultant for further information.


     Prior to October 12, 1998, exchanges from the Trust and other Select Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who exchanged Select Pricing Fund shares for shares of such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Trust will be subject to the CDSC schedule applicable to such Trust shares, if any. The holding period for the money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares of the Trust received in exchange for such money market fund shares will be aggregated with the holding period for the trust shares originally exchanged for such money market fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.


     Exchanges by Participants in the MFA Program. The exchange privilege is modified with respect to certain retirement plans which participate in the MFA Program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA Program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA Program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The Trust's exchange privilege is also modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA Program. First, the initial allocation of assets is made under the MFA Program. Then, any subsequent exchange under the MFA Program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of the Trust will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Trust being acquired in the exchange under the MFA Program.

     Exercise of the Exchange Privilege. To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise the Trust of the exchange. Shareholders of the Trust, and shareholders of the other Select Pricing Funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Trust reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Trust reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

FEE-BASED PROGRAMS

     Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at 1-800-MER-FUND (1-(800)-637-3863).

RETIREMENT AND EDUCATION SAVINGS PLANS

     Individual retirement accounts and other retirement and education savings plans are available from Merrill Lynch. Under these plans, investments may be made in the Trust and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch may charge an initial establishment fee and an annual fee for each account. Information with respect to these plans is available on request from Merrill Lynch.

     Dividends received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans. Different tax rules apply to Roth IRA plans and education savings plans. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.


AUTOMATIC INVESTMENT PLANS


     A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor) or Class B, Class C or Class D shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Trust's Automatic Investment Plan. The Trust would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automated clearing house debits. Alternatively, an investor that maintains a CMA(R) or CBA(R) Account may arrange to have periodic investments made in the Trust in amounts of $100 ($1 for retirement accounts) or more through the CMA(R) or CBA(R) Automated Investment Program.


AUTOMATIC DIVIDEND REINVESTMENT PLAN


     Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the Trust. Such reinvestment will be at the net asset value of shares of the Trust as determined after the close of business on the NYSE on the monthly payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.



     Shareholders may, at any time, by written notification to Merrill Lynch if their account is maintained with Merrill Lynch, or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, if their account is maintained with the Transfer Agent, elect to have subsequent dividends paid in cash, rather than reinvested in shares of the Trust or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Trust is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder's bank account.


SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders that have acquired shares of the Trust having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.


     At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and the class of shares to be redeemed. Redemptions will be made at net asset value as determined 15 minutes after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined after the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the

Investment Account are reinvested automatically in Trust shares. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Trust, the Transfer Agent or the Distributor.

     With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will be applied thereafter to Class D shares if the shareholder so elects. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Merrill Lynch Financial Consultant.

     Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Trust will not knowingly accept purchase orders for shares of the Trust from investors that maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

     Alternatively, a shareholder whose shares are held within a CMA(R) or CBA(R) Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA(R) or CBA(R) Systematic Redemption Program is not available if Trust shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

                              DIVIDENDS AND TAXES

DIVIDENDS

     The Trust intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income will be paid at least annually. All net realized capital gains, if any, will be distributed to the Trust's shareholders at least annually. From time to time, the Trust may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year, the Trust has net income from certain foreign currency transactions, such income will be distributed at least annually.

     See "Shareholder Services -- Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends may be reinvested automatically in shares of the Trust. A shareholder whose account is maintained at the Transfer Agent or whose account is maintained through Merrill Lynch may elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Trust or received in cash. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends on Class D shares will be lower than the per share dividends on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Pricing of Shares -- Determination of Net Asset Value."

TAXES

     The Trust intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, the Trust (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Trust intends to distribute substantially all of such income.


     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Trust intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Trust's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.


     Dividends paid by the Trust from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Trust shares. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any capital gain dividends as well as any amount of capital gain dividends in the different categories of capital gain referred to above.

     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Trust. A portion of the Trust's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Trust will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Trust pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which such dividend was declared.


     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Trust on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.



     A loss realized on a sale or exchange of shares of the Trust will be disallowed if other Trust shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.


     Dividends and interest received by the Trust may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Trust. In addition, recent legislation permits a foreign tax credit to be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. The Trust also must meet these holding period requirements, and if the Trust fails to do so, it will not be able to "pass through" to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Trust. If the Trust satisfies the holding period requirements and if more than 50% in the value of its total assets at the close of its taxable year consists of securities of foreign corporations, the Trust will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Trust will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, moreover, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from the Trust's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. The Trust will report annually to its shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For this purpose, the Trust will allocate foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.


TAX TREATMENT OF OPTIONS, FUTURES AND FORWARD FOREIGN EXCHANGE TRANSACTIONS

     The Trust may write, purchase or sell options, futures and forward foreign exchange contracts. Options and futures contracts that are "section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. Currency for which the Trust elects to have gain or loss treated as ordinary gain or loss under Code section 988 (as described below), gain or loss from section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to section 1256 contracts held by the Trust may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Trust solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

     A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Trust may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

     Code Section 1092, which applies to certain "straddles," may affect the taxation of the Trust's sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Trust may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures and forward foreign exchange contracts.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

     In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stocks, securities or foreign currencies will be qualifying income for purposes of determining whether the Trust qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures, or forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Trust.

     Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Trust may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of Section 988 is elected by the Trust. In general, however, Code
Section 988 gains or losses will increase or decrease the amount of the Trust's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Trust would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Trust shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Trust shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Trust solely to reduce the risk of currency fluctuations with respect to its investments.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Trust.

                                PERFORMANCE DATA

     From time to time the Trust may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Trust's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and D shares. Dividends paid by the Trust with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Trust will include performance data for all classes of shares of the Trust in any advertisement or information including performance data of the Trust.


     The Trust also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and
(2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. See "Purchase of Shares." The Trust's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Trust at the beginning of each specified period.

     Set forth below is total return information for the Class A, Class B, Class C and Class D shares of the Trust for the periods indicated.


                                                  CLASS A SHARES                        CLASS B SHARES
                                        -----------------------------------   -----------------------------------
                                           EXPRESSED         REDEEMABLE          EXPRESSED         REDEEMABLE
                                        AS A PERCENTAGE      VALUE OF A       AS A PERCENTAGE      VALUE OF A
                                          BASED ON A        HYPOTHETICAL        BASED ON A        HYPOTHETICAL
                                         HYPOTHETICAL     $1,000 INVESTMENT    HYPOTHETICAL     $1,000 INVESTMENT
                                            $1,000           AT THE END           $1,000           AT THE END
                PERIOD                    INVESTMENT        OF THE PERIOD       INVESTMENT        OF THE PERIOD
                ------                  ---------------   -----------------   ---------------   -----------------
                                                               AVERAGE ANNUAL TOTAL RETURN
                                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended July 31, 1999..........       16.46%           $1,164.60             17.66%          $1,176.60
Five Years Ended July 31, 1999........        2.29%           $1,120.10              2.33%          $1,122.30
Ten Years Ended July 31, 1999.........        4.44%           $1,543.70              3.92%          $1,468.70

                                                                   ANNUAL TOTAL RETURN
                                                      (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
         Year Ended July 31,
--------------------------------------
1999..................................       22.91%           $1,229.10             21.66%          $1,216.60
1998..................................      (27.00)%          $  730.00            (27.76)%         $  722.40
1997..................................       17.95%           $1,179.50             16.72%          $1,167.20
1996..................................        4.34%           $1,043.40              3.26%          $1,032.60
1995..................................        7.05%           $1,070.50              5.95%          $1,059.50
1994..................................       13.69%           $1,136.90             12.52%          $1,125.20
1993..................................       (0.05)%          $  999.50             (1.02)%         $  989.80
1992..................................        1.66%           $1,016.60              0.53%          $1,005.30
1991..................................       (0.57)%          $  994.30             (1.61)%         $  983.90
1990..................................       19.99%           $1,199.90             18.79%          $1,187.90

                                                                 AGGREGATE TOTAL RETURN
                                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (August 2, 1985) to
  July 31, 1999.......................                                             144.94%          $2,449.40
Inception (October 24, 1988) to
  July 31, 1999.......................       71.00%           $1,710.00


                                                  CLASS C SHARES                        CLASS D SHARES
                                        -----------------------------------   -----------------------------------
                                           EXPRESSED         REDEEMABLE          EXPRESSED         REDEEMABLE
                                        AS A PERCENTAGE      VALUE OF A       AS A PERCENTAGE      VALUE OF A
                                          BASED ON A        HYPOTHETICAL        BASED ON A        HYPOTHETICAL
                                         HYPOTHETICAL     $1,000 INVESTMENT    HYPOTHETICAL     $1,000 INVESTMENT
                                            $1,000           AT THE END           $1,000           AT THE END
                PERIOD                    INVESTMENT        OF THE PERIOD       INVESTMENT        OF THE PERIOD
                ------                  ---------------   -----------------   ---------------   -----------------
                                                               AVERAGE ANNUAL TOTAL RETURN
                                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended July 31, 1999..........       20.68%           $1,206.80             16.12%          $1,161.20
Inception (October 21, 1994) to
  July 31, 1999.......................        2.09%           $1,104.10              1.76%          $1,086.80

                                                  CLASS C SHARES                        CLASS D SHARES
                                        -----------------------------------   -----------------------------------
                                           EXPRESSED         REDEEMABLE          EXPRESSED         REDEEMABLE
                                        AS A PERCENTAGE      VALUE OF A       AS A PERCENTAGE      VALUE OF A
                                          BASED ON A        HYPOTHETICAL        BASED ON A        HYPOTHETICAL
                                         HYPOTHETICAL     $1,000 INVESTMENT    HYPOTHETICAL     $1,000 INVESTMENT
                                            $1,000           AT THE END           $1,000           AT THE END
                PERIOD                    INVESTMENT        OF THE PERIOD       INVESTMENT        OF THE PERIOD
                ------                  ---------------   -----------------   ---------------   -----------------
                                                                   ANNUAL TOTAL RETURN
                                                      (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
         Year Ended July 31,
--------------------------------------
1999..................................       21.68%           $1,216.80             22.56%          $1,225.60
1998..................................      (27.78)%          $  722.20            (27.15)%         $  728.50
1997..................................       16.77%           $1,167.70             17.66%          $1,176.60
1996..................................        3.20%           $1,032.00              4.06%          $1,040.60
Inception (October 21, 1994) to
  July 31, 1995.......................        4.26%           $1,042.60              4.93%          $1,049.30

                                                                              AGGREGATE TOTAL RETURN
                                                                     (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (October 21, 1994) to
  July 31, 1999.......................       10.41%           $1,104.10              8.68%          $1,086.80


     In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares," the total return data quoted by the Trust in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC, and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.

     On occasion, the Trust may compare its performance to various indices including the Standard & Poor's 500 Index, the Dow Jones Industrial Average, or to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar"), CDA Investment Technology, Inc., Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, the Trust may refer to various statistical measures derived from the historic performance of the Trust and the index, such as standard deviation and beta. In addition, from time to time, the Trust may include the Trust's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Trust's relative performance for any future period.

     Total return figures are based on the Trust's historical performance and are not intended to indicate future performance. The Trust's total return will vary depending on market conditions, the securities comprising the Trust's portfolio, the Trust's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Trust will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Declaration of Trust of the Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, of different classes and to divide or combine the shares of each class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Trust. At the date of this Statement of Additional Information, the shares of the Trust are divided into Class A, Class B, Class C and Class D shares. Under the Declaration of Trust, the Trustees have the authority to issue separate classes of shares which would represent interests in the assets of the Trust and have identical voting, dividend, liquidation and other rights and the same terms and conditions except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures (except that Class B shareholders have certain voting rights with respect to the Class D Distribution
Plan). The Board of Trustees of the Trust may classify and reclassify the shares of the Trust into additional or other classes of shares of beneficial interest at a future date. Upon liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets of the Trust available for distribution to shareholders, except for any expenses which may be attributable only to one class. Shares have no preemptive rights. The rights of redemption, conversion and exchange are described elsewhere herein and in the Prospectus. Shares are fully paid and non-assessable by the Trust.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Trustees (to the extent hereafter provided) and on other matters submitted to vote of shareholders, except that shareholders of the class bearing account maintenance and/or distribution expenses as provided above shall have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. Voting rights are not cumulative, so that holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of the Trust, in which event the holders of the remaining shares are unable to elect any person as a Trustee. No amendment may be made to the Declaration of Trust, other than amendments necessary to conform the Declaration to certain laws or regulations, to change the name of the Trust, or to make certain non-material changes, without the affirmative vote of a majority of the outstanding shares of the Trust or of the affected class.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust establishing the Trust, dated April 12, 1985, a copy of which together with all amendments thereto (the "Declaration of Trust") is on file in the office of the Secretary of the Commonwealth of Massachusetts, contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Investment Adviser provided the initial capital for the Trust by purchasing 10,000 shares for $100,000. Such shares were acquired for investment and can only be disposed of by redemption. The proceeds realized by the Investment Adviser upon the redemption of any of the shares initially purchased by it will be reduced by the proportional amount of the unamortized organizational expenses which the number of such initial shares being redeemed bears to the number of shares initially purchased.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540 has been selected as the independent auditors of the Trust. The selection of independent auditors is subject to approval by the non-interested Directors of the Trust. The independent auditors are responsible for auditing the annual financial statements of the Trust.

CUSTODIAN


     The Bank of New York (the "Custodian"), 90 Washington Street, 12th Floor, New York, New York 10286, acts as the custodian of the Trust's assets. The Custodian is responsible for safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Trust's investments.


TRANSFER AGENT

     Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Trust's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "How to Buy, Sell, Transfer and Exchange Shares -- Through the Transfer Agent" in the Prospectus.

LEGAL COUNSEL

     Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Trust.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Trust ends on July 31 of each year. The Trust sends to its shareholders at least semi-annually reports showing the Trust's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions and, if applicable, foreign withholding and other taxes. It is anticipated that IRS guidance permitting categories of gain and related rates to be passed through to shareholders would also require this Federal income tax information to indicate the amounts of various categories of capital gain income included in capital gain dividends.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Trust at the address or telephone number set forth on the cover page of this Statement of Additional Information.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

     Under a separate agreement, ML & Co. has granted the Trust the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Trust at any time or to grant the use of such name to any other company, and the Trust has granted ML & Co. under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.

     To the knowledge of the Trust, the following persons or entities owned beneficially 5% or more of a class of the Trust's shares as of November 4, 1999:



Merrill Lynch Trust Company    41% of Class A

Merrill Lynch Trust Company    30% of Class A
Trustee FBO MLSIP
Investment Account
ATTN: Robert Arimenta Jr.
PO Box 30532
New Brunswick NJ 08989

Merrill Lynch Trust Company    10% of Class A
Trustee FBO MLRAP Plan
Investment Account
ATTN: Robert Arimenta Jr.
PO Box 30532
New Brunswick NJ 08989

99 DEF Compensation            6.3% of Class A
Attn: Victoria Niles
400 Atrium Drive
4th Floor
Somerset NJ 08873


                              FINANCIAL STATEMENTS

     The Trust's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1999 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

CODE #10302-11-99

                                     PART C

ITEM 23.  EXHIBITS


EXHIBIT
NUMBER                               DESCRIPTION
-------                              -----------
 1(a)   --   Declaration of Trust of the Registrant, dated April 12,
             1985.(a)
  (b)   --   Amendment to Declaration of Trust of the Registrant, dated
             May 28, 1985.(a)
  (c)   --   Amendment to Declaration of Trust of the Registrant, dated
             October 3, 1988.(a)
  (d)   --   Instrument establishing Class A shares and Class B shares of the Registrant.(a)
  (e)   --   Amendment to Declaration of Trust of the Registrant, dated
             October 17, 1994, including Instrument establishing Class C and Class D shares of beneficial interest.(a)
 2      --   By-Laws of the Registrant.(a)
 3      --   Portions of the Declaration of Trust and the By-Laws of the
             Registrant defining the rights of holders of shares of
             beneficial interest of the Registrant.(b)
 4(a)   --   Investment Advisory Agreement between the Registrant and
             Merrill Lynch Asset Management, L.P.(a)
  (b)   --   Supplement to Investment Advisory Agreement between
             Registrant and Merrill Lynch Asset Management L.P.(d)
  (c)   --   Form of Sub-Advisory Agreement between Merrill Lynch Asset
             Management, L.P. and Merrill Lynch Asset Management U.K.
             Limited.(f)
 5(a)   --   Form of Class A Distribution Agreement between the
             Registrant and Merrill Lynch Funds Distributor, Inc.
             (including Form of Selected Dealers Agreement).(d)
  (b)   --   Class B Distribution Agreement between the Registrant and
             Merrill Lynch Funds Distributor (now known as Princeton
             Funds Distributor, Inc.).(a)
  (c)   --   Letter Agreement between Registrant and Merrill Lynch Funds
             Distributor (now known as Princeton Funds Distributor, Inc.)
             dated September 15, 1993, in connection with the Merrill
             Lynch Mutual Fund Adviser Program.(c)
  (d)   --   Form of Class C Distribution Agreement between Registrant
             and Merrill Lynch Funds Distributor (now known as Princeton
             Funds Distributor, Inc.) (including Form of Selected Dealers
             Agreement).(d)
  (e)   --   Form of Class D Distribution Agreement between Registrant
             and Merrill Lynch Funds Distributor (now known as Princeton
             Funds Distributor, Inc.) (including Form of Selected Dealers
             Agreement).(d)
 6      --   None.
 7      --   Custody Agreement between the Registrant and The Bank of New
             York.(a)
 8      --   Transfer Agency, Dividend Disbursing Agency and Shareholder
             Servicing Agency Agreement between the Registrant and
             Merrill Lynch Financial Data Services, Inc. (now known as
             Financial Data Services, Inc.)(a)
 9(a)   --   Opinion of Brown & Wood LLP, counsel for the Registrant,
             dated June 18, 1985.(g)
  (b)   --   Consent of Brown & Wood LLP, counsel to the Registrant.
10      --   Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
11      --   None.
12      --   Certificate of Merrill Lynch Asset Management, L.P.
13(a)   --   Amended and Restated Class B Distribution Plan of the
             Registrant.(c)
  (b)   --   Form of Class C Distribution Plan and Class C Distribution
             Plan Sub-Agreement of the Registrant.(d)

EXHIBIT
NUMBER                               DESCRIPTION
-------                              -----------
  (c)   --   Form of Class D Distribution Plan and Class D Distribution
             Plan Sub-Agreement of the Registrant.(d)
14      --   Merrill Lynch Select Pricing(SM) System Plan pursuant to
             Rule 18f-3.(e)


---------------
(a) Filed on November 27, 1995 as an Exhibit to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 2-77095) (the "Registration Statement").


(b) Reference is made to Article III, Article V, Article VI (sections 2, 3, 4, 5 and 7), Article VIII, Article IX and Article X of the Registrant's Declaration of Trust, filed as Exhibit (1) to Post-Effective Amendment No. 11 to the Registration Statement; and to Article I, Article II, Article III and Article V of the Registrant's By-Laws, filed as Exhibit 2 to Post-Effective Amendment No. 11 to the Registration Statement.


(c) Previously filed on November 23, 1993 as an Exhibit to Post-Effective Amendment No. 9 to the Registration Statement.

(d) Previously filed on October 11, 1994 as an Exhibit to Post-Effective Amendment No. 10 to the Registration Statement.

(e) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to the shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).

(f) Previously filed on November 26, 1996 as an Exhibit to Post-Effective Amendment No. 12 to the Registration Statement.


(g) Previously filed on September 30, 1999 as an Exhibit to Post-Effective Amendment No. 15 to the Registration Statement.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

     The Registrant is not controlled by or under common control with any person.

ITEM 25.  INDEMNIFICATION

     Section 5.3 of the Registrant's Declaration of Trust provides as follows:

     "The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree of otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The

Trustees may make advance payments in connection with indemnification under this
Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification."

     Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940, as amended (the "1940 Act") may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii)
(a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

     In Section 9 of the Class A, Class B, Class C and Class D Shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


     Merrill Lynch Asset Management, L.P. ("MLAM" or the "Investment Adviser"), acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.


     Fund Asset Management, L.P. ("FAM"), an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies:
Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund III, Inc., MuniHoldings California Insured Fund IV, Inc., MuniHoldings California Insured Fund V, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III, MuniHoldings Florida Insured Fund IV, MuniHoldings Florida Insured Fund V, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Insured Fund III, Inc., MuniHoldings Insured Fund IV, Inc., MuniHoldings Michigan Insured Fund, Inc., MuniHoldings Michigan Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund III, Inc., MuniHoldings New Jersey Insured Fund IV, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniHoldings New York Insured Fund III, Inc., MuniHoldings New York Insured Fund IV, Inc., MuniHoldings Pennsylvania Insured Fund, MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.


     The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Investment Adviser, FAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Princeton Funds Distributor, Inc. ("PFD") and of Merrill Lynch Funds Distributor ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and ML & Co. is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201. The address of the Trust's transfer agent, Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

     Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since August 1, 1997 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 26, and Messrs. Doll, Giordano and Monagle are officers of one or more of such companies.



                                     POSITION(S) WITH THE       OTHER SUBSTANTIAL BUSINESS,
              NAME                    INVESTMENT ADVISER     PROFESSION, VOCATION OR EMPLOYMENT
              ----                 ------------------------  ----------------------------------
ML & Co..........................  Limited Partner           Financial Services Holding
                                                             Company; Limited Partner of FAM
Princeton Services...............  General Partner           General Partner of FAM
Jeffrey M. Peek..................  President                 President of FAM; President and
                                                             Director of Princeton Services;
                                                             Executive Vice President of ML &
                                                             Co.; Managing Director and Co-Head
                                                             of the Investment Banking Division
                                                             of Merrill Lynch in 1997
Terry K. Glenn...................  Executive Vice President  Executive Vice President of FAM;
                                                             Executive Vice President and
                                                             Director of Princeton Services;
                                                             President and Director of PFD;
                                                             Director of FDS; President of
                                                             Princeton Administrators
Gregory A. Bundy.................  Chief Operating Officer   Chief Operating Officer and
                                   and Managing Director     Managing Director of FAM; Chief
                                                             Operating Officer and Managing
                                                             Director of Princeton Services;
                                                             Co-CEO of Merrill Lynch Australia
                                                             from 1997 to 1999
Donald C. Burke..................  Senior Vice President,    Senior Vice President and
                                   Treasurer and Director    Treasurer of FAM; Senior Vice
                                   of Taxation               President and Treasurer of
                                                             Princeton Services; Vice President
                                                             of PFD; First Vice President of
                                                             the Investment Manager from 1997
                                                             to 1999; Vice President of the
                                                             Investment Manager from 1990 to
                                                             1997
Michael G. Clark.................  Senior Vice President     Senior Vice President of FAM;
                                                             Senior Vice President of Princeton
                                                             Services; Treasurer and Director
                                                             of PFD; First Vice President of
                                                             the Investment Manager from 1997
                                                             to 1999; Vice President of the
                                                             Investment Manager from 1996 to
                                                             1997
Robert C. Doll...................  Senior Vice President     Senior Vice President of FAM;
                                                             Senior Vice President of Princeton
                                                             Services; Chief Investment Officer
                                                             of Oppenheimer Funds, Inc. in 1999
                                                             and Executive Vice President
                                                             thereof from 1991 to 1999

                                     POSITION(S) WITH THE       OTHER SUBSTANTIAL BUSINESS,
              NAME                    INVESTMENT ADVISER     PROFESSION, VOCATION OR EMPLOYMENT
              ----                 ------------------------  ----------------------------------
Linda L. Federici................  Senior Vice President     Senior Vice President of FAM;
                                                             Senior Vice President of Princeton
                                                             Services
Vincent R. Giordano..............  Senior Vice President     Senior Vice President of FAM;
                                                             Senior Vice President of Princeton
                                                             Services
Michael J. Hennewinkel...........  Senior Vice President,    Senior Vice President, Secretary
                                   Secretary and General     and General Counsel of FAM; Senior
                                   Counsel                   Vice President of Princeton
                                                             Services
Philip L. Kirstein...............  Senior Vice President     Senior Vice President of FAM;
                                                             Senior Vice President, Secretary,
                                                             General Counsel and Director of
                                                             Princeton Services
Debra W. Landsman-Yaros..........  Senior Vice President     Senior Vice President of FAM;
                                                             Senior Vice President of Princeton
                                                             Services; Vice President of PFD
Stephen M. M. Miller.............  Senior Vice President     Executive Vice President of
                                                             Princeton Administrators; Senior
                                                             Vice President of Princeton
                                                             Services
Joseph T. Monagle, Jr............  Senior Vice President     Senior Vice President of FAM;
                                                             Senior Vice President of Princeton
                                                             Services
Brian A. Murdock.................  Senior Vice President     Senior Vice President of FAM;
                                                             Senior Vice President of Princeton
                                                             Services
Gregory D. Upah..................  Senior Vice President     Senior Vice President of FAM;
                                                             Senior Vice President of Princeton
                                                             Services


     Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: The Corporate Fund Accumulation Program, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Convertible Fund, Inc., Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc., Merrill Lynch Senior Floating Rate Fund II, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc., The Municipal Fund Accumulation Program, Inc. and Worldwide DollarVest Fund, Inc.

The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.

     Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since August 1, 1997, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Glenn, Burke and Albert are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 26.

                                                                 OTHER SUBSTANTIAL BUSINESS,
             NAME                 POSITIONS WITH MLAM U.K.    PROFESSION, VOCATION OR EMPLOYMENT
             ----                ---------------------------  ----------------------------------
Terry K. Glenn.................  Director and Chairman        Executive Vice President of MLAM
                                                              and FAM; Executive Vice President
                                                              and Director of Princeton
                                                              Services; President and Director
                                                              of PFD; President of Princeton
                                                              Administrators

Alan J. Albert.................  Senior Managing Director     Vice President of MLAM

Nicholas C.D. Hall.............  Director                     Director of Merrill Lynch Europe
                                                              PLC.; General Counsel of Merrill
                                                              Lynch International Private
                                                              Banking Group

Donald C. Burke................  Treasurer                    Senior Vice President and
                                                              Treasurer of MLAM and FAM;
                                                              Director of Taxation of MLAM;
                                                              Senior Vice President and
                                                              Treasurer of Princeton Services;
                                                              Vice President of PFD; First Vice
                                                              President of MLAM from 1997 to
                                                              1999; Vice President of MLAM from
                                                              1990 to 1997

Carol Ann Langham..............  Company Secretary            None

Debra Anne Searle..............  Assistant Company Secretary  None

ITEM 27.  PRINCIPAL UNDERWRITERS

     (a) MLFD, a division of PFD, acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. MLFD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc. A separate division of PFD acts as the principal underwriter of a number of other investment companies.

     (b) Set forth below is information concerning each director and officer of PFD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

                                        POSITION(S) AND OFFICE(S)     POSITION(S) AND OFFICE(S)
                NAME                             WITH PFD                  WITH REGISTRANT
                ----                   ----------------------------  ----------------------------
Terry K. Glenn.......................  President and Director        President and Director

                                        POSITION(S) AND OFFICE(S)     POSITION(S) AND OFFICE(S)
                NAME                             WITH PFD                  WITH REGISTRANT
                ----                   ----------------------------  ----------------------------
Michael G. Clark.....................  Treasurer and Director        None
Thomas J. Verage.....................  Director                      None
Robert W. Crook......................  Senior Vice President         None
Michael J. Brady.....................  Vice President                None
William M. Breen.....................  Vice President                None
Donald C. Burke......................  Vice President                Vice President and Treasurer
James T. Fatseas.....................  Vice President                None
Debra W. Landsman-Yaros..............  Vice President                None
Michelle T. Lau......................  Vice President                None
Salvatore Venezia....................  Vice President                None
William Wasel........................  Vice President                None
Robert Harris........................  Secretary                     None

     (c) Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

ITEM 29.  MANAGEMENT SERVICES

     Other than as set forth under the caption "Management of the Trust -- Merrill Lynch" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Trust -- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM 30.  UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT AND THE INVESTMENT COMPANY ACT, THE REGISTRANT, CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT UNDER RULE 485(B) UNDER THE SECURITIES ACT AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, DULY AUTHORIZED, IN THE TOWNSHIP OF PLAINSBORO, AND STATE OF NEW JERSEY, ON THE 29TH DAY OF NOVEMBER, 1999.


                                          MERRILL LYNCH GLOBAL RESOURCES TRUST
                                                    (Registrant)

                                          By       /s/ DONALD C. BURKE
                                            ------------------------------------
                                            (DONALD C. BURKE, VICE PRESIDENT AND
                                                         TREASURER)


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.



                 SIGNATURE                                TITLE                      DATE
                 ---------                                -----                      ----
              TERRY K. GLENN*                 President and Trustee
--------------------------------------------  (Principal Executive Officer)
              (TERRY K. GLENN)

              DONALD C. BURKE*                Vice President and Treasurer
--------------------------------------------  (Principal Financial and
             (DONALD C. BURKE)                Accounting Officer)

               DONALD CECIL*                  Trustee
--------------------------------------------
               (DONALD CECIL)

              M. COLYER CRUM*                 Trustee
--------------------------------------------
              (M. COLYER CRUM)

           LAURIE SIMON HODRICK*              Trustee
--------------------------------------------
           (LAURIE SIMON HODRICK)

              EDWARD H. MEYER*                Trustee
--------------------------------------------
             (EDWARD H. MEYER)

            JACK B. SUNDERLAND*               Trustee
--------------------------------------------
            (JACK B. SUNDERLAND)

            J. THOMAS TOUCHTON*               Trustee
--------------------------------------------
            (J. THOMAS TOUCHTON)

               FRED G. WEISS*                 Trustee
--------------------------------------------
              (FRED G. WEISS)

               ARTHUR ZEIKEL*                 Trustee
--------------------------------------------
              (ARTHUR ZEIKEL)

          *By: /s/ DONALD C. BURKE
--------------------------------------------
    (DONALD C. BURKE, ATTORNEY-IN-FACT)                                       November 29, 1999

                               POWER OF ATTORNEY

     The undersigned, the Directors/Trustees and the Officers of each of the registered investment companies listed below, hereby authorize Terry K. Glenn, Donald C. Burke and Joseph T. Monagle, Jr. or any of them, as attorney-in-fact, to sign on his behalf in the capacities indicated any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: Merrill Lynch Basic Value Fund, Inc.; Merrill Lynch Capital Fund, Inc.; Merrill Lynch Global Resources Trust; Merrill Lynch Global Growth Fund, Inc.; Merrill Lynch Special Value Fund, Inc.; Merrill Lynch Ready Assets Trust; Merrill Lynch U.S.A. Government Reserves; Merrill Lynch U.S. Treasury Money Fund; MuniVest Florida Fund; MuniVest Michigan Insured Fund, Inc.; MuniVest New Jersey Fund, Inc.; MuniYield Florida Insured Fund; MuniYield Pennsylvania Fund; MuniYield New Jersey Insured Fund, Inc.; MuniYield Michigan Insured Fund, Inc.

Dated: April 25, 1999

             /s/ TERRY K. GLENN                             /s/ DONALD C. BURKE
---------------------------------------------  ---------------------------------------------
               Terry K. Glenn                                 Donald C. Burke
        (President/Director/Trustee)                (Vice President/Treasurer/Principal
                                                     Financial and Accounting Officer)

              /s/ DONALD CECIL                              /s/ M. COLYER CRUM
---------------------------------------------  ---------------------------------------------
                Donald Cecil                                  M. Colyer Crum
             (Director/Trustee)                             (Director/Trustee)

             /s/ EDWARD H. MEYER                          /s/ JACK B. SUNDERLAND
---------------------------------------------  ---------------------------------------------
               Edward H. Meyer                              Jack B. Sunderland
             (Director/Trustee)                             (Director/Trustee)

           /s/ J. THOMAS TOUCHTON                            /s/ ARTHUR ZEIKEL
---------------------------------------------  ---------------------------------------------
             J. Thomas Touchton                                Arthur Zeikel
             (Director/Trustee)                             (Director/Trustee)

              /s/ FRED G. WEISS
---------------------------------------------
                Fred G. Weiss
             (Director/Trustee)

                               POWER OF ATTORNEY



     The undersigned hereby authorizes Terry K. Glenn, Donald C. Burke and Joseph T. Monagle, Jr. or any of them, as attorney-in-fact, to sign on her behalf in the capacities indicated in any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: Merrill Lynch Basic Value Fund, Inc.; Merrill Lynch Capital Fund, Inc.; Merrill Lynch Disciplined Equity Fund, Inc.; Merrill Lynch Global Resources Trust; Merrill Lynch Global Growth Fund, Inc.; Merrill Lynch Special Value Fund, Inc.; Merrill Lynch Ready Assets Trust; Merrill Lynch U.S.A. Government Reserves; Merrill Lynch U.S. Treasury Money Fund; MuniHoldings Michigan Insured Fund II, Inc.; MuniVest Florida Fund; MuniVest Michigan Insured Fund, Inc.; MuniVest New Jersey Fund, Inc.; MuniYield Florida Insured Fund; MuniYield Pennsylvania Fund; MuniYield New Jersey Insured Fund, Inc.; MuniYield Michigan Insured Fund, Inc.



Dated: November 22, 1999



   /s/ Laurie Simon Hodrick
------------------------------
     Laurie Simon Hodrick
      (Director/Trustee)

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                               DESCRIPTION
-------                              -----------
 9(b)   --   Consent of Brown & Wood LLP, counsel to the Registrant.
10      --   Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
12      --   Certificate of Merrill Lynch Asset Management, L.P.